                           SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                              (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

                                          [_] Confidential, for Use of the
                                              Commission Only (as Permitted by
[_] Preliminary Proxy Statement               Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                                URS Corporation
               (Name of Registrant as Specified In Its Charter)


   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  1.  Title of each class of securities to which transaction applies:

  2.  Aggregate number of securities to which transaction applies:

  3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  4.  Proposed maximum aggregate value of transaction:

  5.  Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  6.  Amount Previously Paid:

  7.  Form, Schedule or Registration Statement No.:

  8.  Filing Party:

  9.  Date Filed:

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                                URS CORPORATION
                       100 California Street, Suite 500
                         San Francisco, CA 94111-4529

                               ----------------

                   Notice of Special Meeting of Stockholders

                      to be held on October 12, 1999

                               ----------------

TO THE STOCKHOLDERS OF URS CORPORATION:

  Notice is hereby given that a Special Meeting of Stockholders of URS Corporation, a Delaware corporation (the "Company"), will be held on October 12, 1999 at 8:00 a.m. local time at the offices of Cooley Godward LLP, One Maritime Plaza, 20th Floor, San Francisco, California for the following purposes:

    1. To consider approval of an amendment to our Certificate of Incorporation to increase the authorized number of shares of common stock from 20,000,000 shares to 50,000,000 shares and to increase the authorized number of shares of preferred stock from 1,000,000 shares to 3,000,000 shares;

    2. To consider approval of an amendment to and restatement of our Employee Stock Purchase Plan;

    3. To consider approval of our 1999 Equity Incentive Plan; and

    4. To consider approval of the issuance of Series B Exchangeable Convertible Preferred Stock to RCBA Strategic Partners, L.P. ("RCBA Strategic Partners") in exchange for the shares of Series A and Series C Preferred Stock issued to RCBA Strategic Partners in connection with our acquisition of Dames & Moore Group.

  The foregoing items of business are more completely described in the Proxy Statement accompanying this Notice.

  The Board of Directors has fixed the close of business on September 7, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at this Special Meeting and at any adjournment or postponement thereof. A complete list of stockholders entitled to vote will be available at the offices of URS Corporation, 100 California Street, Suite 500, San Francisco, California 94111-4529 for ten days prior to the meeting.

  All stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

                                          By Order of the Board of Directors,

                                          /s/ Kent P. Ainsworth
                                          Kent P. Ainsworth,
                                          Secretary

San Francisco, California

September 10, 1999

                                URS CORPORATION
                       100 California Street, Suite 500
                         San Francisco, CA 94111-4529

                               ----------------

                                PROXY STATEMENT

                               ----------------

                      For Special Meeting of Stockholders

                      to be held on October 12, 1999

                INFORMATION CONCERNING SOLICITATION AND VOTING

General

  The enclosed proxy is solicited on behalf of the Board of Directors of URS Corporation, a Delaware corporation ("URS" or the "Company"), for use at the Special Meeting of Stockholders to be held on October 12, 1999, at 8:00 a.m. local time (the "Special Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting. The Special Meeting will be held at the offices of Cooley Godward LLP, One Maritime Plaza, 20th Floor, San Francisco, California. We intend to mail this proxy statement and accompanying proxy card on or about September 10, 1999, to all stockholders entitled to vote at the Special Meeting.

Solicitation

  We will pay for the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. We will provide copies of solicitation materials to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by our directors, officers or other regular employees or, at our request, ChaseMellon Shareholder Services, L.L.C. No additional compensation will be paid to directors, officers or other regular employees for such services, but ChaseMellon Shareholder Services, L.L.C. will be paid its customary fee, estimated to be approximately $9,500, if it renders solicitation services.

Voting Rights and Outstanding Shares

  Only stockholders of record at the close of business on September 7, 1999 will be entitled to notice of and to vote at the Special Meeting. At the close of business on September 7, 1999 15,652,206 shares of Common Stock were outstanding and entitled to vote.

  Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Special Meeting.

  All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate the affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker non-votes will be counted toward quorum requirements.

  Abstentions and broker non-votes will have the same effect as negative votes with respect to Proposal 1. Abstentions and broker non-votes will not be counted for any purpose in determining whether Proposals 2 and 3 have been approved. Abstentions and broker non-votes will have the effect of a vote against Proposal 4, unless holders of more than 50% of all outstanding securities entitled to vote on the proposal cast votes, in which event neither an abstention nor a broker non-vote will have any effect on the result of the vote.

Revocability of Proxies

  Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 100 California Street, Suite 500, San Francisco, CA 94111-4529, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

Stockholder Proposals

  Proposals by stockholders of URS intended to be presented at the next annual meeting of stockholders must be received by October 16, 1999 in order to be considered for inclusion in our proxy statement and form of proxy relating to that meeting.

                                  Proposal 1

            Proposed Amendments to the Certificate of Incorporation

  We have an insufficient number of shares currently authorized under our Certificate of Incorporation to meet existing commitments and expectations. We also lack enough available authorized shares to use in the event we have the opportunity to sell equity on favorable terms, either publicly or privately, in order to reduce our currently high levels of debt or to pursue other acquisition opportunities. Therefore, our Board of Directors has adopted, subject to stockholder approval, an amendment to our Certificate of Incorporation to increase the authorized number of shares of our common stock, $0.01 par value (the "Common Stock"), from 20,000,000 shares to 50,000,000 shares and to increase the authorized number of shares of our preferred stock, $0.01 par value (the "Preferred Stock"), from 1,000,000 shares to 3,000,000 shares.

  15,652,206 shares of Common Stock were outstanding at September 7, 1999. In addition, we have reserved approximately 3,215,000 shares in the aggregate for the exercise of outstanding and available grants under the terms of our equity incentive and employee stock purchase plans. Therefore, only approximately 1,132,794 shares of Common Stock currently remain available for other purposes.

  46,082.95 shares of Series A Preferred Stock ("Series A Stock") and 450,000 shares of Series C Preferred Stock ("Series C Stock") were issued to RCBA Strategic Partners, L.P. ("RCBA Strategic Partners") in connection with our recent acquisition of Dames & Moore Group ("Dames & Moore") and are currently outstanding. An additional 300,000 shares of Series A Stock are reserved for issuance in payment of the payment-in-kind ("PIK") dividends due on the Series A Stock. We also have reserved 150,000 shares of Series B Exchangeable Convertible Preferred Stock ("Series B Stock") for issuance in exchange for the Series A and Series C Stock held by RCBA Strategic Partners and the continuing PIK dividends payable on those shares of Series B Stock (as described more completely in Proposal 4 below). Therefore, only approximately 100,000 shares of Preferred Stock currently remain available for other purposes.

  We are planning to reserve an additional 800,000 shares of Common Stock under our Employee Stock Purchase Plan and 1,500,000 shares of Common Stock under our 1999 Equity Incentive Plan if this Proposal and Proposals 2 and 3 are approved. Additional shares of Common Stock will be reserved under the terms of both the Employee Stock Purchase Plan and the 1999 Equity Incentive Plan for the annual increases in the available pools as described more completely in Proposals 2 and 3 below. In addition, if Proposal 4 below is approved, we plan to reserve approximately 4.6 million shares of Common Stock for issuance upon conversion of the Series B Stock.

  In short, unless our authorized capital is increased as proposed by this Proposal 1, we will not have sufficient shares available for these critically important equity incentive and employee stock purchase plans or to fulfill our commitment regarding the Series B Stock.

  The additional shares of Common Stock to be authorized by adoption of the amendment would have rights identical to the currently outstanding Common Stock. Adoption of the proposed amendment and issuance of the Common Stock would not affect the rights of the holders of currently outstanding Common Stock, except for effects incidental to increasing the number of shares of Common Stock outstanding, such as potential dilution of the voting power of current holders of Common Stock should any new shares of Common Stock be issued.

  The additional shares of Preferred Stock to be authorized by adoption of the amendment also would have rights identical to the currently authorized but unissued and undesignated Preferred Stock. The Board is currently authorized, without the vote of the stockholders, to provide for the issuance of up to 1,000,000 shares of Preferred Stock in one or more series and, with respect to each series:

  .  to establish the number of shares;

  . to fix the rights, preferences and privileges of the shares within each series;

  .  to determine the limitations on the shares within each series; and

  .  to increase or generally decrease the number of shares of each series.

  If this amendment to increase the authorized number of shares of Common Stock and Preferred Stock is approved by the stockholders, it will become effective when we file a Certificate of Amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware.

  The additional shares of Common Stock and Preferred Stock will provide enhanced flexibility to use our capital stock for business and financial purposes in the future. The additional shares may be used, without further stockholder approval, for various purposes, including the following:

  .  raising capital;

  . providing equity incentives to employees, officers and directors as contemplated by Proposals 2 and 3 below and otherwise;

  . for issuance upon conversion of the Series B Stock as contemplated by Proposal 4 below;

  .  establishing strategic relationships with other companies; and

  . expanding our business through the acquisition of other companies or businesses.

  We will continue to have the option of using the additional shares of Common Stock or Preferred Stock to oppose a hostile takeover attempt or delay or prevent changes in control or management. For example, without further stockholder approval, we could adopt a "poison pill" that would, under certain circumstances related to an acquisition of our shares that we did not approve, give certain holders the right to acquire additional shares of our Common Stock at a low price. Also, the Board could strategically sell shares of Common Stock or Preferred Stock in a private transaction to purchasers who would oppose a takeover or favor the current Board of Directors.

  This proposal to increase the authorized Common Stock and Preferred Stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor are we currently aware of any such attempts directed at us). You should be aware, however, that approval of this proposal could facilitate future efforts on our part to deter or prevent changes in control, including transactions in which you might otherwise receive a premium for your shares over then current market prices.

  Without the approval of the amendment to our Certificate of Incorporation, we will be unable to (a) amend and restate the Employee Stock Purchase Plan discussed in Proposal 2 below, (b) adopt the 1999 Equity Incentive Plan discussed in Proposal 3 below and (c) issue the Series B Stock to RCBA Strategic Partners discussed in Proposal 4 below.

  Richard C. Blum & Associates, L.P., which currently beneficially owns 2,569,891 shares (or approximately 16.4%) of our currently outstanding Common Stock and which is affiliated with RCBA Strategic Partners, has agreed to vote its Common Stock in favor of the amendment to our Certificate of Incorporation.

Required Vote

  The affirmative vote of the holders of a majority of the shares of Common Stock outstanding will be required to approve this amendment to the Certificate of Incorporation. As a result, abstentions and broker non-votes will have the same effect as negative votes.

                       The Board Of Directors Recommends
                        a Vote in Favor of Proposal 1.

                                  Proposal 2

       Approval of Employee Stock Purchase Plan, as Amended and Restated

General

  On July 13, 1999, the Board of Directors adopted an amendment to the Employee Stock Purchase Plan (the "ESPP") described below, subject to the approval of our stockholders. The purposes of the ESPP are to give eligible employees an opportunity to share in our success by purchasing Common Stock at a favorable price and to pay for the purchases solely by means of payroll deductions, thereby encouraging employees to focus on long-range objectives, to allow us to attract and retain employees with exceptional qualifications and to link employees and stockholder interests through equity ownership. Substantially all of our employees are eligible to participate in the ESPP. The ESPP was originally adopted by the Board of Directors in May 1985, and was approved by our stockholders at the 1986 annual meeting of stockholders. The operation of the ESPP was suspended from 1988 to 1991, when it was reinstated. We subsequently amended the ESPP in 1996, 1997 and 1998 with the approval of our stockholders primarily to increase the number of shares available for purchase under the ESPP.

Reasons for the Amendment

  We believed that the 300,000 share increase in the ESPP reserve that was approved at our annual meeting of stockholders held on March 24, 1998 would be sufficient to cover anticipated employee purchases for the following three years (absent unusual circumstances). However, the ESPP has proven to be exceptionally popular among our employees and, as a result, virtually no shares remained available for purchase under the ESPP as of July 1, 1999. In addition, in June 1999, we acquired Dames & Moore, which has resulted in an increase in the number of our employees from approximately 7,000 to approximately 15,000. The increasing popularity of the ESPP and the increase in the total number of our employees eligible to participate in the ESPP mean that the shares available for purchase under the ESPP must be increased if this critical and valuable employee benefit plan is to continue.

  During the last fiscal year, the following individuals purchased shares of Common Stock in the amounts and at the weighted average prices per share under the ESPP indicated below:

  Mr. Koffel, 0 shares ($0); Mr. Rosenstein, 0 shares ($0); Mr. Perez, 0 shares ($0); Mr. Ainsworth, 0 shares ($0); Mr. Masters, 0 shares ($0); all current executive officers as a group, 0 shares ($0), and all employees (excluding executive officers) as a group, 311,236 shares ($14.16).

The Amendment

  If this Proposal is approved by our stockholders, effective July 13, 1999, the number of shares of Common Stock reserved for issuance under the ESPP will be increased by 800,000 shares to a total of 1,650,000 shares. That number will be increased each July 1, beginning with July 1, 2000 and continuing through and including July 1, 2009, by the lesser of (i) 3% of the Common Stock outstanding on such July 1 or (ii) 800,000 shares. The Board adopted this amendment in order to ensure that we can continue to grant purchase rights at levels that the Board deems appropriate.

Principal Features of the ESPP

  The following summary of the ESPP's principal features does not purport to be complete. It is subject to, and qualified in its entirety by, the full text of the ESPP, a copy of which is available from us upon request.

  Purpose. The purpose of the ESPP is to provide an opportunity to our employees (and any employees of any of our subsidiaries designated by the Board to participate in the ESPP) to purchase URS Common Stock through payroll deductions, to assist us in retaining the services of our employees, to secure and retain the services of new employees and to provide incentives for such persons to exert maximum efforts for our success. Substantially all of our approximately 15,000 employees are eligible to participate in the ESPP.

  The rights to purchase Common Stock granted under the ESPP are intended to qualify as options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Internal Revenue Code of 1986, as amended (the "Code").

  Administration. The Board administers the ESPP and has the final power to construe and interpret both the ESPP and the rights granted under it. The Board has the power, subject to the provisions of the ESPP, to determine when and how rights to purchase our Common Stock will be granted, the provisions of each offering of such rights (which need not be identical) and whether employees of any of our subsidiaries will be eligible to participate in the ESPP.

  The Board has the power to delegate administration of the ESPP to a committee composed of not fewer than one member of the Board. The Board has delegated administration of the ESPP to the Compensation/Option Committee of the Board. As used herein with respect to the ESPP, therefore, the "Board" refers to the Compensation/Option Committee and to the Board.

  Offerings. The ESPP is implemented by offerings of rights to all eligible employees from time to time by the Board. Generally, each offering is six months long, and shares of Common Stock are purchased on each participant's behalf on the last day of each offering.

  Eligibility. Any person who is customarily employed by URS (or by any of our subsidiaries designated by the Board) at least 20 hours per week and five months per calendar year on the first day of an offering is eligible to participate in that offering. Officers of URS who are "highly compensated" as defined in the Code are also eligible to participate in the offerings. No employee, however, is eligible to participate in the ESPP or any offering thereunder if, immediately after the grant of purchase rights, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of stock of URS or of any subsidiary of URS (including any stock that the employee may purchase under all outstanding rights and options). In addition, no employee may purchase more than $25,000 worth of Common Stock (as determined by the fair market value of the shares at the time such rights are granted) under all employee stock purchase plans of URS and our affiliates in any calendar year.

  Participation in the Plan. An eligible employee may enroll in the ESPP by delivering to us, prior to the date selected by the Board as the offering date for the offering, an agreement authorizing payroll deductions of up to 10% of the employee's total compensation during the offering.

  Purchase Price. The purchase price per share at which shares of Common Stock are sold in an offering under the ESPP is the lower of (i) 85% of the fair market value of a share of Common Stock on first day of the offering or (ii) 85% of the fair market value of a share of Common Stock on the last day of the offering. However, for the December 31, 1999 purchase date, the purchase price per share will be the lower of (i) 85% of the fair market value on July 1, 1999 or, if greater, 85% of the fair market value on the date the stockholders approve the amendment and restatement of the ESPP or (ii) 85% of the fair market value on December 31, 1999.

  Payment of Purchase Price; Payroll Deductions. The purchase price of the shares is accumulated by payroll deductions over each offering. At any time during an offering, a participant may reduce or terminate his or her payroll deductions on such conditions as the Board provides in the offering. A participant may not increase or begin such payroll deductions after the beginning of the offering, except, if the Board provides, in the case of an employee who first becomes eligible to participate as of a date specified during the offering. All payroll deductions made for a participant are credited to the participant's account under the ESPP and deposited with our general funds. A participant may not make additional payments into his or her account under the ESPP.

  Purchase of Stock. By executing an agreement to participate in the ESPP, the employee is entitled to purchase shares of Common Stock under the ESPP. In connection with offerings made under the ESPP, the Board specifies a maximum number of shares of Common Stock an employee may purchase and the maximum aggregate number of shares of Common Stock that may be purchased pursuant to such offering by all participants. If the aggregate number of shares to be purchased upon exercise of rights granted in the offering would exceed the maximum aggregate number of shares of Common Stock available, the Board will make a pro rata allocation of available shares in a uniform and equitable manner. Unless an employee's participation is discontinued, his or her right to purchase shares is exercised automatically at the end of each offering at the applicable price. See "Withdrawal" below.

  Withdrawal. While each participant in the ESPP is required to sign an agreement authorizing payroll deductions pursuant to the ESPP, a participant may withdraw from a given offering by terminating his or her payroll deductions and delivering to us a notice of withdrawal from the ESPP. A participant may withdraw at any time up to ten days prior to the end of the applicable offering, except as provided by the Board in any offering.

  Upon any withdrawal from an offering by a participant, we will distribute to the participant his or her accumulated payroll deductions without interest, less any accumulated deductions previously applied to the purchase of shares of Common Stock on the participant's behalf during such offering, and the participant's interest in the offering will be automatically terminated. The participant is then no longer entitled to participate in that offering. However, a participant's withdrawal from an offering will not affect the participant's eligibility to participate in subsequent offerings under the ESPP.

  Termination of Employment. Rights granted pursuant to any offering under the ESPP terminate immediately upon cessation of a participant's employment for any reason, and, upon such cessation of employment, we will distribute to the participant all of his or her accumulated payroll deductions, without interest.

  Restrictions on Transfer. Rights granted under the ESPP are not transferable and may be exercised only by the participant to whom such rights are granted.

  Duration, Amendment and Termination. The Board may suspend or terminate the ESPP at any time. The Board may also amend the ESPP at any time. Any amendment of the ESPP must be approved by the stockholders within 12 months of its adoption by the Board if the amendment would (i) increase the number of shares of Common Stock reserved for issuance under the ESPP, (ii) modify the requirements relating to eligibility for participation in the ESPP (to the extent that such approval is required in order to comply with the requirements of Rule 16b-3 under the Exchange Act or Section 423 of the Code) or (iii) modify any other provision of the ESPP in a manner that would materially increase the benefits accruing to participants under the ESPP, if such approval is required in order to comply with the requirements of Rule 16b-3 under the Exchange Act or Section 423 of the Code.

  Rights granted before amendment or termination of the ESPP will not be altered or impaired by any amendment or termination of the ESPP without consent of the participant to whom such rights were granted.

  Effect of Change in Control. For purposes of the ESPP, the term "Change in Control" means (i) any change in control that would have to be disclosed in our next proxy statement under the rules of the SEC, (ii) a change in the composition of the Board of Directors as a result of which fewer than two-thirds of the incumbent directors are directors who either were directors of URS 24 months prior to such change or were elected or nominated for election to the Board with the approval of at least a majority of the directors who were directors of URS 24 months prior to such change and who were still in office at the time of the election or nomination or (iii) any person is or becomes the beneficial owner, directly or indirectly, of at least 20% of the total voting power of our outstanding securities, except that any change in relative beneficial ownership by reason of our repurchase of our securities will be disregarded, as will any acquisition of less than 50% of the voting power of our securities by a passive investor and the acquisition of additional voting power through the Series B Stock issued to RCBA Strategic Partners in connection with the acquisition of Dames & Moore. In the event of a Change in Control, then, as determined by the Board in its sole discretion,
(i) the surviving corporation either may assume the outstanding rights under the ESPP or substitute similar rights for such outstanding rights, (ii) the outstanding rights will continue in full force and effect or (iii) the purchase date of any ongoing offering will be accelerated such that the participant's accumulated payroll deductions will be used to purchase Common Stock immediately prior to, or concurrent with, any such Change in Control.

  Stock Subject to ESPP. Subject to the approval of this Proposal by our stockholders, the number of shares of Common Stock reserved for issuance under the ESPP will be increased by 800,000 shares to a total of 1,650,000 shares. That number will be increased each July 1, beginning with July 1, 2000 and continuing through and including July 1, 2009, by the lesser of (i) 3% of the Common Stock outstanding on such July 1 or (ii) 800,000 shares. If rights granted under the ESPP expire, lapse or otherwise terminate without being exercised, the shares of Common Stock not purchased under such rights again become available for issuance under the ESPP.

United States Federal Income Tax Information

  The federal income tax information set forth below describes the tax consequences for URS and ESPP participants only with respect to participants who are employed in the United States. Tax consequences for ESPP participants employed in countries other than the United States will differ.

  Rights granted under the ESPP are intended to qualify for the favorable federal income tax treatment associated with rights granted under an employee stock purchase plan that qualifies under provisions of Section 423 of the Code.

  A participant will be taxed on amounts withheld for the purchase of shares of Common Stock as if such amounts were actually received. In addition, the excess of the fair market value of the stock at the time of purchase of the shares of Common Stock over the purchase price may be subject to employment taxes. Other than this, no income will be taxable to a participant until disposition of the acquired shares, and the method of taxation will depend upon the holding period of the acquired shares.

  If the stock is disposed of at least two years after the beginning of the offering period and at least one year after the stock is transferred to the participant, then the lesser of (i) the excess of the fair market value of the stock at the time of such disposition over the exercise price or (ii) the excess of the fair market value of the stock as of the beginning of the offering period over the exercise price, determined as of the beginning of the offering period, will be treated as ordinary income. Any further gain or any loss will be taxed as a long-term capital gain or loss. Such capital gains currently are generally subject to lower tax rates than ordinary income.

  If the stock is sold or disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the stock on the exercise date over the exercise price will be treated as ordinary income at the time of the sale or disposition. The balance of any gain will be treated as capital gain. Even if the stock is later disposed of for less than its fair market value on the exercise date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on such exercise date. Any capital gain or loss will be short-term or long-term, depending on how long the stock has been held.

  There are no federal income tax consequences to URS by reason of the grant or exercise of rights under the ESPP. URS is entitled to a deduction to the extent amounts are taxed as ordinary income to a participant (subject to the requirement of reasonableness and the satisfaction of tax reporting obligations).

Required Vote

  Approval of the amendment to the ESPP requires the affirmative vote of the majority of shares present in person or represented by proxy and voting at the meeting. Abstentions and broker non-votes will not be counted for any purpose in determining whether this matter has been approved. If such amendment is not approved by the stockholders, the shares available for sale under the ESPP will not be increased as described above. In addition, if the amendment to our Certificate of Incorporation described in Proposal 1 is not approved, the shares available for sale under the ESPP will not be increased as described above.

                       The Board of Directors Recommends
                        a Vote in Favor of Proposal 2.

                                  Proposal 3

                    Approval of 1999 Equity Incentive Plan

General

  On July 13, 1999, the URS Board of Directors adopted the URS Corporation 1999 Equity Incentive Plan ("1999 Incentive Plan"), subject to stockholder approval. The 1999 Incentive Plan provides for the grant of incentive stock options, nonstatutory stock options and restricted stock awards (collectively "awards"). Incentive stock options granted under the 1999 Incentive Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code. Nonstatutory stock options granted under the 1999 Incentive Plan are not intended to qualify as incentive stock options under the Code. See "United States Federal Income Tax Information" below for a discussion of the tax treatment of awards.

  An aggregate of 1,500,000 shares of Common Stock have initially been reserved for issuance under the 1999 Incentive Plan. That number will be increased as described in "Stock Subject to the 1999 Incentive Plan" below. If our stockholders approve the 1999 Incentive Plan, then no further grants or awards will be made under the URS Corporation 1991 Incentive Plan and Non-Executive Directors Stock Grant Plan. No awards have been granted under the 1999 Incentive Plan to date. The following summary of the principal features of the 1999 Incentive Plan does not purport to be complete. It is subject to, and qualified in its entirety by, the full text of the 1999 Incentive Plan, a copy of which is available from us upon request.

Purpose

  The Board adopted the 1999 Incentive Plan to provide an opportunity to employees, directors and consultants of URS and our affiliates to purchase URS Common Stock, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for our success and the success of our affiliates. All of the approximately 15,000 employees, directors and consultants of URS and our affiliates are eligible to participate in the 1999 Incentive Plan.

Administration

  The Board administers the 1999 Incentive Plan. Subject to the provisions of the 1999 Incentive Plan, the Board has the power to construe and interpret the 1999 Incentive Plan and awards granted under it and to determine the persons to whom and the dates on which awards will be granted, the number of shares of Common Stock to be subject to each award, the time or times during the term of each award within which all or a portion of such award may be exercised, the exercise price, the type of consideration and other terms of the award.

  The Board has the power to delegate administration of the 1999 Incentive Plan to a committee composed of not fewer than two members of the Board. The committee must consist solely of two or more non-employee directors in accordance with Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In the discretion of the Board, the committee may consist solely of two or more outside directors in accordance with Section 162(m) of the Code. The Board has delegated administration of the 1999 Incentive Plan to the Compensation/Option Committee of the Board. As used herein with respect to the 1999 Incentive Plan, the "Board" refers to any committee the Board appoints as well as to the Board itself. The regulations under Section 162(m) of the Code require that the directors who serve as members of the committee be "outside directors." This limitation would exclude from the committee directors who are (i) current employees of URS or an affiliate, (ii) former employees of URS or an affiliate receiving compensation for past services (other than benefits under a tax-qualified pension plan),
(iii) current and former officers of URS or an affiliate, (iv) directors currently receiving direct or indirect remuneration from URS or an affiliate in any capacity (other than as a director) and (v) any other person who is otherwise considered an "outside director" for purposes of Section 162(m). The definition of an "outside director" under Section 162(m) is generally narrower than the definition of a "non-employee director" under Rule 16b-3 of the Exchange Act.

Eligibility

  Incentive stock options may be granted under the 1999 Incentive Plan only to employees (including officers) of URS and its affiliates. Employees (including officers), directors, and consultants of both URS and its affiliates are eligible to receive nonstatutory stock options and restricted stock awards under the 1999 Incentive Plan. Non-executive directors also may receive non-executive director stock awards under the 1999 Incentive Plan.

  No incentive stock option may be granted under the 1999 Incentive Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of URS or any affiliate of URS, unless the exercise price of such option is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant. In addition, the aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by an optionholder during any calendar year (under the 1999 Incentive Plan and all other such plans of the URS and our affiliates) may not exceed $100,000.

  No employee may be granted options under the 1999 Incentive Plan exercisable for more than 1,000,000 shares of Common Stock during any fiscal year (the "Section 162(m) Limitation").

Stock Subject to the 1999 Incentive Plan

  Subject to stockholder approval of this Proposal, an aggregate of 1,500,000 shares of Common Stock initially have been reserved for issuance under the 1999 Incentive Plan. That number will be increased each July 1 during the ten-year term of the 1999 Incentive Plan by the lesser of (i) 5% of the Common Stock outstanding on such July 1 or (ii) 1,500,000 shares. In addition, the following shares of Common Stock will be available for issuance under the 1999 Incentive Plan: (i) all shares of Common Stock remaining available for award under the URS Corporation 1991 Incentive Plan on July 13, 1999, (ii) all shares of Common Stock issuable pursuant to options or stock awards granted under the 1991 Incentive Plan that expire or otherwise terminate without having been exercised in full after July 13, 1999 and (iii) all shares of Common Stock remaining available for award under the URS Corporation Non-Executive Directors Stock Grant Plan on July 13, 1999. If awards granted under the 1999 Incentive Plan expire or otherwise terminate without being exercised, the shares of Common Stock not acquired pursuant to such awards again become available for issuance under the 1999 Incentive Plan. In addition, to the extent that any shares of Common Stock are not issued to an optionholder upon the exercise of an option, such shares will again become available for issuance under the 1999 Incentive Plan.

Terms of Options

  The following is a description of the permissible terms of options under the 1999 Incentive Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

  Exercise Price; Payment. The exercise price of incentive stock options may not be less than 100% of the fair market value of the stock subject to the option on the date of the grant and, in some cases (see "Eligibility" above), may not be less than 110% of such fair market value. The 1999 Incentive Plan also expressly provides that the exercise price of nonstatutory options may not be less than 100% of the fair market value of the stock on the date of grant. A limited exception to this requirement permits the grant of a nonstatutory stock option with an exercise price of not less than 50% of the fair market value of the Common Stock on the date of grant but only to individuals who are not employed by URS or any of our affiliates immediately prior to the date of grant and only if such option is granted to induce such individual to accept employment with us or an affiliate. If options are granted with exercise prices below fair market value, deductions for compensation attributable to the exercise of such options could be limited by
Section 162(m) of the Code. See "United States Federal Income Tax Information." The 1999 Incentive Plan does not permit the repricing of outstanding stock options.

  The exercise price of options granted under the 1999 Incentive Plan must be paid either in cash at the time the option is exercised or, at the discretion of the Board, (i) by delivery of other URS Common Stock, (ii) by delivery of an irrevocable order to a securities broker to sell URS Common Stock and deliver the sales proceeds to us in payment of all or part of the exercise price of the option, (iii) pursuant to a deferred payment arrangement, or (iv) in any other form of legal consideration acceptable to the Board.

  Option Exercise. Options granted under the 1999 Incentive Plan may become exercisable in cumulative increments ("vest") as determined by the Board. Shares covered by options under the 1999 Incentive Plan typically are expected to vest at the rate of one-third annually during the optionholder's employment by, or service as a director or consultant to, URS or an affiliate (collectively, "service"). However, the Board may determine that an option will be subject to different vesting terms. In particular, the Board has the power to accelerate the time during which an option may vest or be exercised. In addition, options granted under the 1999 Incentive Plan may permit exercise prior to vesting, but in such event the optionholder may be required to enter into an early exercise stock purchase agreement that allows us to repurchase unvested shares, generally at their exercise price, should the optionholder's service terminate before vesting. To the extent provided by the terms of an option, an optionholder may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing us to withhold a portion of the stock otherwise issuable to the optionholder, by delivering already-owned URS Common Stock or by a combination of these methods.

  Term. The maximum term of options under the 1999 Incentive Plan is ten years, except that in certain cases (see "Eligibility") the maximum term is five years. Options under the 1999 Incentive Plan generally terminate three months after termination of the optionholder's service unless (i) such termination is due to the optionholder's permanent and total disability (as defined in the Code), in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the termination of service) at any time within 12 months of such termination,
(ii) the optionholder dies before the optionholder's service has terminated, or within three months after termination of such service, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the optionholder's death) within 12 months of the optionholder's death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution or
(iii) the option by its terms specifically provides otherwise. The Board expects to continue the current practice of providing for nonstatutory options to terminate three years after an employee's retirement at age 65 or older. An optionholder may designate a beneficiary who may exercise the option following the optionholder's death. Individual option grants may by their terms provide for exercise within longer or shorter periods of time following termination of service.

  An option agreement may provide that if the exercise of the option following the termination of the optionholder's service would be prohibited because the issuance of stock would violate the registration requirements under the Securities Act, then the option will terminate on the earlier of (i) the expiration of the term of the option or (ii) three months after the termination of the optionholder's service during which the exercise of the option would not be in violation of such registration requirements.

Restrictions on Transfer

  The optionholder may not transfer an incentive stock option other than by will or by the laws of descent and distribution. During the lifetime of the optionholder, only the optionholder may exercise an incentive stock option. The Board may grant nonstatutory stock options that are transferable under certain limited circumstances.

Terms of Restricted Stock Awards

  Payment. The Board determines the purchase price for a restricted stock award. The Board may award restricted stock awards in consideration of past services without a purchase price.

  Vesting. Shares of stock awarded under the 1999 Incentive Plan may be, but need not be, subject to a share repurchase option in our favor in accordance with a vesting schedule as determined by the Board. The Board has the power to accelerate the vesting of stock acquired pursuant to a restricted stock award under the 1999 Incentive Plan.

  Restrictions on Transfer. Rights under a restricted stock award may not be transferred except where such transfer is expressly authorized by the terms of the applicable restricted stock award.

Terms of Non-Executive Director Stock Awards

  Grants. Each non-executive director will receive a non-executive director stock award on the one-month anniversary of his or her initial election or appointment as a non-executive director unless such non-executive director is elected or appointed for the first time at an annual meeting of our stockholders. In addition, each non-executive director who is elected, reelected, or otherwise continues to serve as a non-executive director effective upon and following each annual meeting will receive a non-executive director stock award.

  Number of Shares Subject to Non-Executive Director Stock Award. The number of shares subject to each non-executive director stock award will be determined by dividing $25,000 by the fair market value of our Common Stock on the day before the grant, rounded down to the nearest whole share.

  Vesting. Each non-executive director stock award will be fully vested on the date of grant.

  Consideration. Non-executive director stock awards will be awarded in consideration for services rendered as a director of URS.

  Amendment of Terms of Non-Executive Director Stock Awards. The Board may at any time, and from time to time, amend the terms pursuant to which non-executive director stock awards will be granted, including the value or number of shares that will be subject to each non-executive director stock award.

Adjustment Provisions

  Transactions not involving the receipt of consideration by URS, such as a merger, consolidation, reorganization, stock dividend, or stock split, may change the class and number of shares of Common Stock subject to the 1999 Incentive Plan and outstanding awards. In that event, the 1999 Incentive Plan will be appropriately adjusted as to the class and the maximum number of shares of Common Stock subject to the 1999 Incentive Plan and the Section 162(m) Limitation and outstanding awards will be adjusted as to the class, number of shares and price per share of Common Stock subject to such awards.

Effect of Certain Corporate Events

  The 1999 Incentive Plan provides that, in the event of a dissolution or liquidation of URS, all outstanding awards under the 1999 Incentive Plan will terminate. A "Change in Control" is defined in the 1999 Incentive Plan as a transaction, or series of transactions that occur within a 12-month period, as a result of which the stockholders of URS immediately prior to the transaction (or, in the case of a series of transactions, immediately prior to the first transaction in the series) hold less than 50% of the beneficial ownership of the securities of the company that survives the transaction (or, if more than one company survives the transaction, of the controlling company) following such transaction or transactions. Unless otherwise provided in an award, in the event of a Change in Control, (i) any surviving corporation may either assume awards outstanding under the 1999 Incentive Plan or substitute similar awards for those outstanding under the 1999 Incentive Plan or (ii) the Board may, in its discretion, provide that, in complete settlement of outstanding awards, holders of such awards will receive cash payments in amounts that the Board determines represent the cash value of the outstanding awards. If the surviving corporation declines to assume awards outstanding under the 1999 Incentive Plan or to substitute similar awards, and the Board does not provide that such awards shall be settled in cash, then, with respect to optionholders whose service has not terminated, the vesting and the time during which such awards may be exercised will be accelerated as of a time designated by the Board. Such outstanding awards will terminate if not exercised before the time designated by the Board. Outstanding awards held by optionholders whose service has terminated will terminate if not exercised prior to the time designated by the Board. The acceleration of an award in the event of a Change in Control may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of URS.

Duration, Amendment and Termination

  The Board may suspend or terminate the 1999 Incentive Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the 1999 Incentive Plan will terminate on July 12, 2009.

  The Board may also amend the 1999 Incentive Plan at any time or from time to time. However, no amendment will be effective unless approved by the stockholders of URS within 12 months before or after its adoption by the Board if such amendment requires stockholder approval in order to comply with Rule 16b-3 of the Exchange Act or to satisfy the requirements of Section 422 of the Code or any securities exchange listing requirements. The Board may submit any other amendment to the 1999 Incentive Plan for stockholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain executive officers.

United States Federal Income Tax Information

  The federal income tax information set forth below describes the tax consequences for URS and optionholders only with respect to optionholders who are employed in the United States. For optionholders employed in countries other than the United States, the tax consequences will differ.

  Long-term capital gains currently are subject generally to lower tax rates than ordinary income or short-term capital gains. The maximum long-term capital gains rate for federal income tax purposes is currently 20%, while the maximum ordinary income rate and short-term capital gains rate is effectively 39.6%. Slightly different rules may apply to optionholders who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

  Incentive Stock Options. Incentive stock options under the 1999 Incentive Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

  There generally are no federal income tax consequences to the optionholder or to us by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the optionholder's alternative minimum tax liability, if any.

  If an optionholder holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionholder upon exercise of the option, any gain or loss on a disposition of such stock will be a long-term capital gain or loss. Generally, if the optionholder disposes of the stock before the expiration of either of the above holding periods (a "disqualifying disposition"), then at the time of disposition the optionholder will realize taxable ordinary income equal to the lesser of (i) the excess of the stock's fair market value on the date of exercise over the exercise price, or (ii) the optionholder's actual gain, if any, on the purchase and sale. The optionholder's additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year.

  To the extent the optionholder recognizes ordinary income by reason of a disqualifying disposition, we will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

  Nonstatutory Stock Options, Restricted Stock Awards and Non-Executive Director Stock Awards. Nonstatutory stock options, restricted stock awards and non-executive director stock awards granted under the 1999 Incentive Plan generally have the following federal income tax consequences:

  There are no tax consequences to the optionholder or to us by reason of the grant. Upon acquisition or issuance of the stock subject to the award, the optionholder normally will recognize taxable ordinary income equal to the excess, if any, of the stock's fair market value on the acquisition date over the purchase price (if any). However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the optionholder elects to be taxed on receipt of the stock. With respect to employees, we are generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionholder.

  Upon disposition of the stock, the optionholder will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition, issuance or vesting of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to optionholders who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

  Potential Limitation on Company Deductions. Section 162(m) of the Code denies a deduction to any publicly-held corporation for compensation paid to certain "covered employees" in a taxable year to the extent that compensation to such covered employee exceeds $1,000,000. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from us, may cause this limitation to be exceeded in any particular year.

  Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Section 162(m), compensation attributable to awards granted under the 1999 Incentive Plan will qualify as performance-based compensation if the award is granted by a compensation committee comprised solely of "outside directors" and either (i) the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, the per-employee limitation is approved by the stockholders and the exercise price of the award is no less than the fair market value of the stock on the date of grant or (ii) the award is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain and the material terms of the performance goal are approved by stockholders.

                            New Plan Benefits Table

  The following table presents certain information with respect to options and rights to purchase restricted stock granted under the 1999 Incentive Plan as of July 31, 1999, subject to the stockholders' approval of the adoption of the 1999 Incentive Plan, by (i) the Company's Chief Executive Officer and its four other most highly compensated executive officers at July 31, 1999 (the "Named Executive Officers"), (ii) all executive officers as a group, (iii) all non-executive officer employees as a group and (iv) all non-employee directors as a group.

                              1999 Incentive Plan

                                                                   Securities
                                                     Restricted    Underlying
Name and Position                                   Stock Awards Options Granted
-----------------                                   ------------ ---------------
Martin M. Koffel...................................       0          200,000(1)
 Chairman of the Board; Chief Executive Officer;
  President
Irwin L. Rosenstein................................       0                0
 President, URS Greiner Woodward Clyde
Jean-Yves Perez....................................       0                0
 Executive Vice President, URS Greiner Woodward
  Clyde
Kent P. Ainsworth..................................       0                0
 Executive Vice President; Chief Financial Officer;
  Secretary
Joseph Masters.....................................       0                0
 Vice President and General Counsel
All Executive Officers as a Group..................       0          200,000
All Non-Executive Officer Employees as a Group.....       0                0
All Non-Executive Directors as a Group.............       0                0

--------
(1) Represents options committed to be granted to Mr. Koffel if Proposals 1 and 3 are approved by our stockholders.

Required Vote

  Approval of the 1999 Equity Incentive Plan requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting at the meeting. Abstentions and broker non-votes will not be counted for any purpose in determining whether this matter has been approved. In addition, if the amendment to our Certificate of Incorporation described in Proposal 1 is not approved, shares will not be available for issuance under the 1999 Equity Incentive Plan as described above.

                       The Board of Directors Recommends
                        a Vote in Favor of Proposal 3.

                                  Proposal 4

         Issuance of Series B Exchangeable Convertible Preferred Stock

The RCBA Equity Investment

  On May 5, 1999, we entered into a merger agreement with Dames & Moore and on May 11, 1999, we commenced a tender offer for all of its outstanding common stock. On June 9, 1999 (the "Funding Date"), we purchased 96% of Dames & Moore's common stock pursuant to the tender offer, and accordingly, Dames & Moore became one of our subsidiaries. The total amount of funds that we needed to acquire Dames & Moore, to pay related fees and expenses and to refinance most of Dames & Moore's and our own outstanding debt was approximately $750 million. We obtained the funds through a combination of a $450 million senior secured credit facility, the issuance of $200 million of senior subordinated increasing rate notes (subsequently exchanged for senior subordinated notes on June 23, 1999) and a sale of $100 million of preferred stock to RCBA Strategic Partners.

  The sale of preferred stock to RCBA Strategic Partners, effected pursuant to a Securities Purchase Agreement dated May 5, 1999, consisted of 46,082.95 newly-issued shares of Series A Stock and 450,000 newly-issued shares of Series C Stock, both of which are non-voting and non-convertible, in exchange for cash consideration of $100 million (the "RCBA Strategic Partners Equity Investment"). Under the terms of the Securities Purchase Agreement, immediately upon approval by our stockholders of Proposal 1 and this Proposal 4, all of the shares of Series A Stock and the Series C Stock held by RCBA Strategic Partners will be exchanged for 46,083 shares of Series B Stock. As described in more detail below, the Series B Stock will have voting and conversion rights, but will have economic terms which we believe are more favorable to URS and our stockholders than the current terms of the Series A Stock and the Series C Stock.

New York Stock Exchange Requirements

  The Board of Directors proposes to issue 46,083 shares of Series B Stock in connection with the RCBA Strategic Partners Equity Investment and asks for your approval for the issuance in accordance with the rules of the New York Stock Exchange ("NYSE").

  The NYSE rules require stockholder approval for the issuance of securities convertible into Common Stock to a "substantial security holder" if the convertible securities exceed one percent (1%) of the outstanding shares of voting stock prior to issuance. The Board's proposed issuance of shares of Series B Stock to RCBA Strategic Partners falls under this rule because Richard C. Blum & Associates, L.P. is presently the beneficial owner of approximately 16% of our outstanding Common Stock, and any holder of aggregate interests which represent five percent (5%) or more of the outstanding shares of a company's common stock or other voting securities is generally considered by the NYSE to be a "substantial security holder." In addition, the Series B Stock will be convertible into approximately 4.6 million shares of Common Stock.

Disinterested Transaction

  Richard C. Blum & Associates, L.P. is affiliated with RCBA Strategic Partners, the purchaser of non-voting Series A Stock and Series C Stock as part of the RCBA Equity Investment. Upon stockholder approval, the Series A Stock together with the Series C Stock will be exchanged for Series B Preferred Stock, which will have voting rights. If all of the Series B Preferred Stock were converted into our common stock, Richard C. Blum & Associates, L.P. and its affiliates would be the beneficial owners of approximately 35% of our outstanding common stock.

  Richard C. Blum & Associates, L.P. has agreed, pursuant to the terms of the Securities Purchase Agreement, that it will vote the shares of Common Stock within its control in favor of this proposal. The votes will be counted to satisfy the approval requirements of the NYSE. In addition, if the proposal is approved by a majority of votes cast by holders of Common Stock other than Richard C. Blum & Associates, L.P., then the transaction will have been approved by a disinterested majority of shares as provided for under the relevant provisions of the Delaware General Corporation Law.

Series B Exchangeable Convertible Preferred Stock Rights and Preferences

  Certificate of Designation. The Series B Stock will have designations, voting rights, preferences, limitations and special rights as set forth in its Certificate of Designation, filed with the Secretary of State of Delaware on June 9, 1999. The following discussion is subject to, and qualified in its entirety by, the full text of the Certificate of Designation, a copy of which is available from us upon request.

  Conversion Rights. Each share of Series B Stock may be converted into shares of Common Stock at the option of the holder at any time, subject to certain conditions as set forth in the Certificate of Designation. The Series B Stock will be convertible into approximately 4.6 million shares of Common Stock. In addition, URS will have the right, on or after the third anniversary of the Funding Date, to convert all, but not less than all, of the outstanding shares of Series B Stock into Common Stock if the price of our Common Stock on the relevant exchange reaches certain levels for certain minimum periods of time.

  Voting Rights. For so long as the Series B Stock is outstanding, each share of Series B Stock will entitle its holder to vote on all matters voted on by holders of our capital stock into which the share of Series B Preferred Stock is convertible. Holders of Series B Stock will be entitled to vote together as a single class with the other stockholders entitled to vote at all meetings of our stockholders. With respect to any such vote, each share of Series B Stock shall entitle its holder to cast the number of votes equal to the number of votes which could be cast by a holder of the shares of our capital stock into which such share of Series B Stock is convertible on the record date for such vote or, if no such record date is established, on the date any written consent of stockholders is solicited. The holders of Series B Stock are also entitled to vote on certain matters as mandated by the Delaware General Corporation Law.

  Dividends and Distributions. The holders of shares of Series B Stock, in preference to the holders of shares of our Common Stock and of any other capital stock ranking junior to the Series B Stock as to payment of dividends, shall be entitled to receive on the last day of each calendar quarter, cumulative dividends on the Series B Stock. These dividends shall be paid-in-kind at a dividend rate of 8% per annum from the date of initial issuance of the Series B Stock, subject to certain qualifications as set forth in the Certificate of Designation.

  Mandatory Redemption. On the twelfth anniversary of the Funding Date, we are obligated to redeem any outstanding shares of Series B Stock and must pay for the shares of Series B Stock in cash. The aggregate redemption price is equal to the aggregate conversion price plus accrued but unpaid dividends subject to adjustment for stock splits, reclassifications, reorganizations and similar matters.

Rights and Preferences of the Series A Stock and the Series C Stock

  Certificate of Designation. The Series A and Series C Stock will have designations, voting rights, preferences, limitations and special rights as set forth in their respective Certificates of Designation, filed with the Secretary of State of Delaware on June 9, 1999. The following discussion is subject to, and qualified in its entirety by, the full text of the Certificates of Designation, copies of which are available from us upon request.

  Conversion Rights. Neither the Series A Stock nor the Series C Stock is convertible into common stock of URS.

  Voting Rights. Neither the Series A Stock nor the Series C Stock has any voting rights, except for certain transactions that require the approval of the holders of such securities.

  Dividends and Distributions. Currently, the Series A Stock pays in-kind dividends quarterly at a per annum rate of 8%. If our stockholders do not approve the issuance of a sufficient number of shares of Series B Stock by December 9, 1999, then, under the terms of the Securities Purchase Agreement, the dividend rate for the Series A Stock will be recalculated and paid as if the dividend rate were 15% from the date of its issuance. The Series C Stock does not pay dividends except in limited circumstances.

  Mandatory Redemption. On the twelfth anniversary of the Funding Date, we are obligated to redeem any outstanding shares of Series A Stock and Series C Stock. We must pay for the Series A Stock in cash, but we can choose to pay for the Series C Stock either in cash, common stock or a combination thereof. In addition, holders of Series C Stock can require us to repurchase all of the outstanding shares of Series C Stock on the sixth anniversary of the Funding Date at a price determined based on the appreciation in the value of our Common Stock from the Funding Date through the sixth anniversary of the Funding Date.

Reasons for the Exchange

  If this proposal to exchange the Series A and Series C Stock for Series B Stock is not approved, certain negative consequences to URS and to our stockholders may result, including, without limitation:

  . the dividend rate on the Series A Stock would be recalculated and paid as if it had been 15% from the date of issuance, a rate seven percentage points higher than the current dividend rate of 8% on the Series A Stock;

  . the Series A and Series C Stock would never be redeemable at our option;
    and

  . because the Series A Stock and the Series C Stock are not convertible, we would be obligated to redeem the Series A Stock for cash and the Series C Stock for cash or common stock on the twelfth anniversary of the Funding Date. We also may be obligated to redeem the Series C Stock on the sixth anniversary of the Funding Date. These mandatory redemption requirements, and especially the requirement that the Series A Stock be redeemed for cash, could create a situation where we were forced to enter into unfavorable or unwanted financing transactions in order to generate the required funds.

  However, if this proposal is approved along with Proposal 1 and we are able to issue the Series B Stock in exchange for the currently outstanding shares of Series A and Series C Stock, our stockholders could benefit because:

  . the dividend rate on the Series B Stock would remain at an annual rate of 8%;

  . we will have more flexibility to convert the Series B Stock into Common
    Stock after the third anniversary of the Funding Date; and

  . if our stock price appreciates, the Series B Stock is more likely to be converted into our Common Stock at maturity rather than held for cash redemption, thereby avoiding the need for us to obtain financing to satisfy the redemption obligation.

  Stockholders also should note that the Series B Stock votes on an as-if-converted basis together with the Common Stock on all matters entitled to be voted upon by our stockholders and would be convertible into approximately 4.6 million shares of Common Stock. Because of this conversion ratio, Richard C. Blum & Associates, L.P. and its affiliates would have beneficial ownership of approximately 35% of the voting power and economic interests of our outstanding Common Stock. The large interest held by Richard C. Blum & Associates, L.P. could be used to thwart an acquisition proposal that other stockholders may deem favorable to us. However, the existence of this large ownership and voting interest also presents the possibility that Richard C. Blum & Associates, L.P. could work together with us to delay or prevent a hostile takeover attempt deemed inadequate by our management.

  While this proposal to issue the Series B Stock to RCBA Strategic Partners is motivated by business and economic concerns and not by the threat of any hostile takeover attempt (nor are we currently aware of any such attempts directed at us), you should be aware that approval of this Proposal and of Proposal 1 could facilitate future efforts on our part to deter or prevent changes in control.

Required Vote

  Approval of the issuance of the Series B Stock requires the affirmative vote of the majority of the votes cast on the proposal, provided that the total votes cast on the proposal represent over 50% of all outstanding securities entitled to vote on the proposal. Abstentions and broker non-votes will have the effect of a vote against the proposal, unless holders of more than 50% of all outstanding securities entitled to vote on the proposal cast votes, in which event neither an abstention nor a broker non-vote will have any effect on the result of the vote. In addition, if the amendment to our Certificate of Incorporation described in Proposal 1 is not approved, the issuance of Series B Stock will not take place as described above.

                       The Board of Directors Recommends
                        a Vote in Favor of Proposal 4.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth certain information regarding the ownership of the Company's Common Stock as of July 31, 1999 as to the beneficial ownership of the Common Stock, including Common Stock available upon the exercise of stock options exercisable on or prior to September 29, 1999 by each person owning beneficially more than 5% of the Common Stock, each director and the executive officers. To our knowledge, the persons named in the table have sole voting and investment power with respect to all Common Stock shown as beneficially owned by them, subject to applicable community property laws and except as otherwise noted.

                                      Beneficial             Pro Forma
                                     Ownership(1)     Beneficial Ownership(2)
                                 -------------------- --------------------------
   Beneficial Owner Name and     Number of Percent of  Number of     Percent of
            Address               Shares     Total      Shares         Total
   -------------------------     --------- ---------- ------------- ------------
Richard C. Blum & Associates,    2,569,891   16.42%       7,238,788     35.49%
 L.P.(3).......................
 909 Montgomery Street
 San Francisco, CA 94133
Heartland Advisors, Inc........  1,474,826    9.42%       1,474,826      7.23%
 790 North Milwaukee Street
 Milwaukee, WI 53202
FMR Corp. .....................  1,688,600   10.79%       1,688,600      8.28%
 82 Devonshire Street
 Boston, MA 02109-3614
Richard C. Blum(4).............     24,475     *             24,475       *
Armen Der Marderosian(5).......      6,634     *              6,634       *
Admiral S. Robert Foley, Jr.,
 USN (Ret.)....................          0     --                 0       --
Martin M. Koffel(6)............    523,000    3.24%         629,000      3.01%
Richard B. Madden(7)...........     13,634     *             13,634       *
Jean-Yves Perez(8).............    125,378     *            125,378       *
Richard Q. Praeger(9)..........     18,845     *             18,845       *
Irwin L. Rosenstein(10)........    120,114     *            120,114       *
William D. Walsh(11)...........     30,134     *             30,134       *
Kent P. Ainsworth(12)..........    176,633    1.12%         253,300      1.23%
Joseph Masters(13).............     22,068     *             22,068       *
All Officers and Directors as a
 group (11 persons)(14)........  3,630,806   22.12%       8,482,370     39.89%

--------
  *  Less than one percent.
 (1) Percentages are calculated with respect to a holder of options exercisable prior to September 29, 1999 as if such holder had exercised its options. Option shares held by other holders are not included in the percentage calculation with respect to any other stockholder.

 (2) Pro Forma Beneficial Ownership is calculated as if the issuance of the Series B Stock to RCBA Strategic Partners (see (3) below) had occurred and such Series B Stock was converted into Common Stock on July 30, 1999.

 (3) Richard C. Blum is the President, Chairman and majority stockholder of Richard C. Blum & Associates, Inc. Richard C. Blum & Associates, Inc. is the sole general partner of Richard C. Blum & Associates, L.P. The number of shares represents 996 shares owned directly by Richard C. Blum & Associates, L.P. and 2,568,855 shares owned directly by five limited partnerships for which Richard C. Blum & Associates, L.P. serves as the sole general partner and two investment advisory clients for which Richard C. Blum & Associates, L.P. exercises voting and investment discretion as to all such shares. One of the investment advisory clients is The Common Fund, 450 Post Road East, Westport, CT 06881-0969, which owns 1,077,980 shares, or 6.88% of the outstanding Common Stock, directly. Richard C. Blum & Associates, Inc. and Richard C. Blum & Associates, L.P. disclaim beneficial ownership of the shares owned directly by such partnerships and investment advisory clients except to the extent of any pecuniary interest therein. Richard C. Blum & Associates, Inc. is affiliated with RCBA Strategic Partners, L.P. RCBA Strategic

     Partners, L.P. purchased non-voting Series A Stock and Series C Stock as part of the RCBA Strategic Partners Equity Investment. Upon stockholder approval, the Series A Stock together with the Series C Stock will be exchanged for Series B Stock, which will have voting rights. If all of the Series B Stock were converted into our Common Stock, Richard C. Blum & Associates, L.P. and its affiliates would be the beneficial owners of more than 35% of our outstanding Common Stock. Richard C. Blum & Associates, Inc., Richard C. Blum & Associates, L.P. and RCBA Strategic Partners, L.P. disclaim beneficial ownership of the shares owned directly by them or their affiliates except to the extent of any pecuniary interest therein.

 (4) Includes 12,021 shares held directly, 2,454 shares held as beneficiary of the RCB Keogh Plan, and currently exercisable options. Does not include shares held by Richard C. Blum & Associates, L.P. or entities managed by Richard C. Blum & Associates, L.P., which Mr. Blum may be deemed to own indirectly in his capacity as the President, Chairman and majority stockholder of Richard C. Blum & Associates, Inc., in its capacity as the sole general partner of Richard C. Blum & Associates, L.P. Mr. Blum disclaims beneficial ownership of these shares except to the extent of any pecuniary interest therein.

 (5) Includes 4,634 shares held directly and currently exercisable options.

 (6) Includes 50,000 restricted shares held directly and currently exercisable options, but does not include 56,000 options and 50,000 restricted shares that will vest upon stockholder approval of the issuance of the Series B Stock described in Proposal 4. These excluded options and shares are included in the pro forma figures. Also excludes 300,000 options granted to Mr. Koffel on March 23, 1999 and an additional 200,000 options which we committed to grant to Mr. Koffel on the same date, subject to stockholder approval of Proposals 1 and 3 (see "Employment Agreements").

 (7) Includes 9,634 shares held directly and currently exercisable options.

 (8) Includes 118,711 shares held directly and currently exercisable options.

 (9) Includes 8,845 shares held directly and currently exercisable options.

(10) Includes 2,114 shares held directly and currently exercisable options.

(11) Includes 22,134 shares held directly and currently exercisable options.

(12) Includes 7,500 shares held directly, 60,000 restricted shares held directly and currently exercisable options, but does not include 51,667 options and 25,000 restricted shares that will vest upon stockholder approval of the issuance of the Series B Stock described in Proposal 4. These excluded options and shares are included in the pro forma figures.

(13) Includes 101 shares held directly and currently exercisable options.

(14) Includes shares held by Richard C. Blum & Associates, L.P. and by entities managed by Richard C. Blum & Associates, L.P., which Mr. Blum may be deemed to own indirectly in his capacity as the majority stockholder of Richard C. Blum & Associates, Inc., in its capacity as the sole general partner of Richard C. Blum & Associates, L.P. Mr. Blum disclaims beneficial ownership of these shares except to the extent of any pecuniary interest therein.

   Report of the Compensation/Option Committee on Executive Compensation for
                              Fiscal Year 1998(1)

  The Compensation/Option Committee (the "Committee") has the responsibility, under delegated authority from the Company's Board of Directors, for developing, administering and monitoring the executive compensation policies of the Company in the long term interests of the Company and its stockholders. The Committee is composed solely of independent non-employee Directors of the Company. In fulfilling its responsibilities, the Committee has used the services of independent compensation consultants.

  With the approval of the Committee, the Company has developed compensation plans and programs designed to attract and retain qualified key executives and senior managers critical to the Company's success, and also to provide such executives and managers with performance-based incentives clearly tied to Company profitability and stockholder returns. Compensation of the Company's executives, including the Chief Executive Officer, consists of three basic components: base compensation, annual bonuses and long-term incentive awards.

 Base Compensation

  Officer base salaries are currently regularly reviewed and adjusted as needed based on individual performance and competitive practices. Officer base compensation for new executives from outside the Company is established through negotiation between the Company and the executive at the time the executive is first hired, subject to Committee approval.

  Each of the Company's senior executives named in the following Summary Compensation Table (collectively the "Named Executives") have received employment contracts which provide for a minimum base salary and other base compensation benefits (see "Employment Agreements"). Under such contracts, base salaries are subject to periodic review and possible increase by the Committee, but cannot be decreased without the Named Executive's consent. Base salaries of all other executives and senior managers are subject to periodic review and increase or decrease by the Company's Chief Executive Officer at his option, within the overall framework of the compensation policies established by the Committee.

  When establishing or reviewing base compensation levels for the Named Executives, the Committee considers numerous factors, including but not limited to the following: (i) the qualifications of the executive;
(ii) whether the base compensation is within a reasonable range of executive pay levels at other publicly and privately-held companies which potentially compete with the Company for business and executive talent; (iii) the financial performance of those companies relative to the Company; (iv) the Company's strategic goals for which the executive has responsibility, and (v) the recommendations of the Company's Chief Executive Officer (except with respect to his own base compensation). While the Committee, as discussed above, considers prevailing compensation levels and practices at other publicly and privately-held companies, such companies are not necessarily those identified in the stockholder return peer group discussed in the "Stockholder Return Chart" below because the Company competes for executive talent with numerous companies outside that peer group.

 Annual Bonus Programs

  In addition to base compensation, each of the Company's executives and selected senior managers, including the Named Executives, participate in either the annual URS Corporation Incentive Compensation Plan (the "URS Plan") or the annual URS Greiner and Woodward-Clyde Incentive Compensation Plans (the "URS Greiner Woodward Clyde Plans"). Under these plans, participating executives and senior managers ("Participants") can earn annual bonuses based on a formula tied to certain predefined financial performance targets. Each Participant is assigned a "Target Bonus" at the beginning of the plan year expressed as a percentage of his or her base salary. If the financial performance targets are met, each Participant's bonus is equal to the Target Bonus. If

--------
(1) This report discusses information current as of the fiscal year ended October 31, 1998 as required by the rules of the Securities and Exchange Commission. For additional information with respect to executive compensation decisions made subsequent to the end of the 1998 fiscal year, please refer to "Certain Transactions" and "Employment Agreements" below.

performance targets are not met, bonuses are determined as a declining percentage of Target Bonuses depending on the extent of the shortfall. No bonus is paid under the plan if the Company fails to achieve a predefined minimum performance levels. Conversely, if performance targets are exceeded, then each Participant can earn a bonus in excess of the Target Bonus determined by the extent of the performance in excess of target, up to a maximum of two times the Target Bonus.

  Mr. Koffel's Target Bonus is established by contract at 60 percent of his base salary. Target bonuses for the other Named Executives and the other Participants are either set by contract or established annually by the Chief Executive Officer within the overall framework of the compensation policies established by the Committee. For the Named Executives, Target Bonuses currently range from 20 percent to 60 percent of base salary.

  Financial performance targets are initially developed by the Chief Executive Officer and are approved by the Committee. Under the URS Plan, the financial measurement used to gauge individual performance is the Company's fiscal year net income. Under the URS Greiner Woodward Clyde Plans, measurements of operating profit contribution, cash flow and new business are applied to the financial performance of the operating division or unit for which the Participant has management responsibility. However, increasing emphasis is placed on Company-wide financial performance as the Participants' responsibilities increase. Overall financial performance thresholds must be met before any bonuses can be earned at all participation levels.

 Long-Term Incentive Awards

  In addition to the 1999 Incentive Plan discussed in Proposal 3, the Company has also adopted the 1991 Stock Incentive Plan, as amended (the "1991 Plan"), to provide executives and other key employees with incentives to maximize stockholder value. Awards under the 1991 Plan can be either stock options, performance restricted stock or restricted stock, which are designed both to encourage recipients to focus on critical long-range objectives and award recipients with an equity stake in the Company, thereby closely aligning their interests with those of the Company's stockholders. Restricted stock grants are generally reserved for key technical talent and options are typically used for the Company's key managers and executives.

  Recipients generally fall into five different groups: corporate management, division managers, office managers, key technical staff, and key administrative staff, and the size of awards are generally consistent within each of these groups. The Committee periodically considers whether to approve specific awards under the 1991 Plan based on the recommendations of the Chief Executive Officer, who recommends the timing and size of awards. Factors considered include the executive's or key employee's position in the Company, his or her performance and responsibilities, and long-term incentive award levels of comparable executives and key employees at companies which compete with the Company for talented executives and managers. However, the 1991 Plan does not provide any formulaic method for weighing these factors, and a decision to grant an award is primarily based upon the future anticipated performance and responsibilities of the individual in question. Finally, the Committee weighs how much grants under long-term stockholder plans can potentially dilute the Company's outstanding common stock in comparison to other publicly-traded companies which potentially compete with the Company for business and executive talent.

  If our stockholders approve the 1999 Incentive Plan, then effective July 13, 1999, no further grants or awards will be made under the 1991 Plan.

Chief Executive Officer Compensation

  The compensation of Mr. Koffel during fiscal year 1998 was determined on the same basis as discussed above for certain of the Named Executives: he received his base salary under the terms of his employment agreement, he participated in the 1998 URS Plan with a Target Bonus of 60 percent of his base salary, and he received a grant of 66,000 options under the 1991 Plan. The Company's financial performance in fiscal year 1998 exceeded planned levels. As a result of this performance, Mr. Koffel received a bonus of $520,738 under the payout formula of the 1998 URS Plan. On December 15, 1998, the Committee approved an increase to Mr. Koffel's base compensation from $500,000 to $550,000 per year, in recognition of both the Company's performance and its increased size following the acquisition of Woodward-Clyde Group, Inc.

  In order to provide an additional financial incentive for Mr. Koffel to remain employed by the Company for the next five years, on December 16, 1997 the Committee awarded him 50,000 shares of restricted stock. These shares vest over the last three years of a five year vesting schedule. No shares will vest on the first and second anniversaries of the grant, 16,666 shares will vest on the third anniversary of the grant, 16,667 shares will vest on the fourth anniversary of the grant and the final 16,667 shares will vest on the fifth anniversary of the grant.

  On December 16, 1997, the Committee also made a contingent grant of up to 50,000 shares of Performance Restricted Stock to Mr. Koffel. The purpose of this contingent grant is to help retain Mr. Koffel and to provide additional incentives to deliver superior Company financial performance and stockholder returns. The exact number of shares of Performance Restricted Stock earned by Mr. Koffel will be based on the Company's cumulative total returns to its stockholders over the three, four and five year periods ending December 16, 2000, December 16, 2001 and December 16, 2002. For each period, one-third, two-thirds and all of the 50,000 shares, respectively, will be earned cumulatively if annual stockholder returns during the period are twelve percent or more, no shares will be earned if annual stockholder returns are eight percent or less, and a prorated portion of the shares will be earned if annual stockholder returns are more than eight percent but less than twelve percent.

 Tax Deductibility of Executive Compensation

  Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), which was added to the Code by the Omnibus Budget Reconciliation Act of 1993, precludes the deduction by a publicly held corporation for compensation paid to certain employees to the extent that such compensation exceeds $1,000,000, except for compensation paid under a written binding contract in existence on February 17, 1993 and performance-based compensation. The Internal Revenue Service has issued regulations for Section 162(m), which provide that performance-based compensation will not be subject to the deduction limit if (i) it is payable solely on account of the attainment of pre-established, objective performance goals, (ii) the performance goals are established by a compensation committee composed solely of two or more "outside directors," (iii) the material terms of the performance goals under which the compensation is to be paid are disclosed to and approved by stockholders before payment, and (iv) the compensation committee certifies that the performance goals have been satisfied before payment.

  Because the Committee did not approve any executive compensation in fiscal year 1998 which was within the scope of Section 162(m) of the Code, the regulations do not affect the preparation of the Company's tax filings for fiscal year 1998. However, in fiscal year 1999, the compensation level of the Named Executives (including the vesting of restricted stock and performance restricted stock granted under the 1991 Plan) could exceed the $1,000,000 threshold of Section 162(m).

                                          Respectfully Submitted,

                                          THE COMPENSATION/OPTION COMMITTEE

                                          Richard B. Madden, Chairman
                                          William D. Walsh

Compensation/Option Committee Interlocks and Insider Participation

  As noted above, the Compensation/Option Committee is comprised of two non-employee directors: Messrs. Madden and Walsh. No member of the Compensation/Option Committee is or was formerly an officer or an employee of the Company. No interlocking relationship exists between the Board of Directors or Compensation/Option Committee and the board of directors or compensation committee of any other company, nor has such interlocking relationship existed in the past.

Compensation and Option/SAR Tables

  The following tables set forth certain information regarding the salary and benefits paid during each of the three most recent fiscal years, and options granted by URS in the most recent fiscal year, to its Chief Executive Officer and its four most highly compensated executive officers (other than the Chief Executive Officer) for services rendered to the Company and its subsidiaries.

                          Summary Compensation Table

                                                                  Long-Term Compensation
                                                               --------------------------------
                                     Annual Compensation              Awards            Payouts
                                ------------------------------ -----------------------  -------
                                                     Other     Restricted   Securities
                                                     Annual      Stock      Underlying   LTIP    All Other
  Name and Principal             Salary   Bonus   Compensation   Awards      Options/   Payouts Compensation
       Position         Year      ($)      ($)       ($)(1)      ($)(2)      SARs (#)     ($)       ($)
  ------------------    ----    -------- -------- ------------ ----------   ----------  ------- ------------
Martin M. Koffel....... 1998    $489,750 $520,738    $2,715     $703,125(3)   66,000(4)     0     $16,727 (5)
 Chairman of the Board; 1997     415,000  446,644     2,712            0      36,000        0      42,146
 Chief Executive
  Officer;              1996     410,000  492,000     3,235            0      18,000        0      41,583
 President

Irwin L. Rosenstein.... 1998    $342,711 $243,305    $3,532            0      27,000        0     $ 8,363 (6)
 President, URS Greiner 1997     315,000  214,498       429            0      24,000        0      13,529
 Woodward Clyde         1996     312,513  242,800       375            0      12,000        0      14,785

Jean-Yves Perez........ 1998(7) $310,000 $184,687         0            0      20,000        0     $10,917 (8)
 Executive Vice
  President,            1997
 URS Greiner            1996
 Woodward Clyde

Kent P. Ainsworth...... 1998    $268,370 $237,793    $3,210     $351,563(9)   27,000        0     $ 3,274(10)
 Executive Vice
  President;            1997     220,000  157,850         0                   20,000        0       1,500
 Chief Financial
  Officer;              1996     212,083  169,666         0                    4,800        0       1,500
 Secretary

Joseph Masters......... 1998    $165,000 $ 73,100         0            0       5,000        0     $ 2,297(11)
 Vice President and     1997     151,000   55,132         0            0      15,000        0       1,602
 General Counsel        1996     138,333   55,334         0            0       2,400        0       1,100

--------
 (1) The amounts in this column primarily represent automobile allowances.

 (2) The aggregate number and value as of October 31, 1998 of each of the Named Executive's restricted share holdings are as follows: Mr. Koffel, 50,000 shares, $844,000; Mr. Rosenstein, 0 shares, $0; Mr. Ainsworth, 25,000 shares, $422,000; Mr. Perez, 0 shares, $0; Mr. Masters 0 shares, $0. Dividends will be paid on such restricted stock if and when declared on our Common Stock.

 (3) On December 16, 1997, Mr. Koffel was awarded 50,000 shares of restricted stock, 16,666 of which will vest of December 16, 2000, 16,667 of which will vest on December 16, 2001 and 16,667 of which will vest on December 16, 2002 (see "Employment Agreements"). These shares also will vest upon issuance of the Series B Stock as contemplated by Proposal 4.

 (4) Excludes 300,000 option shares granted in March 1999 and 200,000 option shares committed to be granted if Proposals 1 and 3 are approved by our stockholders. Also excludes 50,000 performance restricted shares which will be issued in the event Proposals 1 and 4 are approved (see "Employment Agreements").

 (5) Consists of matching contributions of $2,128 paid pursuant to our Defined Contribution Plan, a $1,228 inflation adjustment (based on a cost of living index) to amount previously credited under the Selected Executives Deferred Compensation Plan and $13,371 of term life and disability insurance premiums paid pursuant to Mr. Koffel's employment agreement. In addition, on December 16, 1997, Mr. Koffel received a contingent grant of 50,000 shares of performance restricted stock which may be earned over the three, four and five year periods ending December 16, 2000, December 16, 2001 and December 16, 2002 based upon our cumulative total returns to stockholders (see "Employment Agreements"). The value of such performance restricted stock as of October 31, 1998 (assuming that such performance restricted stock was fully vested on that date) was $844,000. These shares also will vest upon issuance of the Series B Stock as contemplated by Proposal 4.

 (6) Consists of matching contributions of $2,128 paid pursuant to the Defined Contribution Plan, a $2,546 inflation adjustment (based on a cost of living index) to amounts previously credited under the Selected Executives Deferred Compensation Plan and $3,689 for life and disability insurance premiums.

 (7) Mr. Perez has been employed by URS since November 1, 1997.

 (8) Consists of matching contributions of $4,800 paid pursuant to our Defined Contribution Plan and $3,456 of term life insurance premiums.

 (9) On December 16, 1997, Mr. Ainsworth was awarded 25,000 shares of restricted stock, 8,333 of which will vest on December 16, 2000, 8,333 of which will vest on December 16, 2001 and 8,334 of which will vest of December 16, 2002. These shares also will vest upon issuance of the Series B Stock as contemplated by Proposal 4. Excludes 35,000 shares of restricted stock awarded to Mr. Ainsworth on July 12, 1999. Also excludes 25,000 performance restricted shares which will be issued in the event Proposals 1 and 4 are approved (see "Employment Agreements").

(10) Consists of matching contributions of $2,128 paid pursuant to our Defined Contribution Plan and $1,146 in term life insurance premiums. In addition, on December 16, 1997, Mr. Ainsworth received a contingent grant of 25,000 shares of performance restricted stock which may be earned over the three, four and five year periods ending December 16, 2000, December 16, 2001 and December 16, 2002 based upon URS's cumulative total returns to stockholders (see "Employment Agreements"). The value of such performance restricted stock as of October 31, 1998 (assuming that such performance restricted stock was fully vested on that date) was $422,000. These shares also will vest upon issuance of the Series B Stock as contemplated by Proposal 4.

(11) All amounts for Mr. Masters consist of matching contributions paid pursuant to our Defined Contribution Plan.

                       Stock Option Grants and Exercises

  We grant options to our executive officers under our 1991 Incentive Plan. As of July 31, 1999, options to purchase a total of 2,517,868 shares were outstanding under the 1991 Incentive Plan and options to purchase
22,713 shares remained available for grant thereunder.

                     Option/SAR Grants in Last Fiscal Year

                     Individual Grants
                   ----------------------
                                                                  Potential
                                                              Realizable Value
                               % of Total                     at Assumed Annual
                   Number of    Options/                       Rates of Stock
                   Securities     SARs                              Price
                   Underlying  Granted to Exercise            Appreciation for
                    Options/   Employees  or Base                Option Term
                      SARs     in Fiscal   Price   Expiration -----------------
  Name             Granted (#)    Year     ($/Sh)     Date    5% ($)   10% ($)
  ----             ----------  ---------- -------- ---------- ------- ---------
Mr. Koffel(1).....   66,000       11.6%    $14.56   3/24/2008 604,343 1,531,523
Mr. Rosenstein....   27,000        4.7%    $14.56   3/24/2008 247,231   626,532
Mr. Perez.........   20,000        3.5%    $14.56  12/16/2007 176,845   448,160
Mr. Ainsworth.....   27,000        4.7%    $14.56   3/24/2008 247,231   626,532
Mr. Masters.......    5,000        1.0%    $14.56   3/24/2008  45,784   116,024

-------
(1) Mr. Koffel was granted an option to purchase 300,000 shares on March 23, 1999, and we have committed to grant him an option to purchase another 200,000 shares if Proposals 1 and 3 are approved by our stockholders.

              Aggregated Option/SAR Exercises in Last Fiscal Year,
                          and FY-End Option/SAR Values

                                                   Number of
                                                  Securities       Value of
                                                  Underlying      Unexercised
                                                  Unexercised    In-the-Money
                                                Options/SARs at Options/SARs at
                                        Value     FY-End (#)     FY-End ($)(1)
                       Shares Acquired Realized  Exercisable/    Exercisable/
  Name                 on Exercise (#)   ($)     Unexercisable   Unexercisable
  ----                 --------------- -------- --------------- ---------------
Mr. Koffel............          0            0      454,000       $5,671,850
                                                     90,000          305,790

Mr. Rosenstein........     25,000      328,125      108,500          938,875
                                                     47,000          205,005

Mr. Perez.............          0            0            0                0
                                                     20,000           56,300

Mr. Ainsworth.........          0            0       93,466          353,444
                                                     40,334          212,193

Mr. Masters...........          0            0       14,500          128,660
                                                     15,800           83,504

--------
(1) Based on 1998 fiscal year-end share price equal to $16.88.

                            EXECUTIVE COMPENSATION

Compensation of Directors

  During fiscal year 1998, the non-employee members of our Board of Directors received the stock fee described below, an annual cash fee of $15,000 plus an attendance fee of $2,000 for each Board of Directors meeting attended in person and a fee of $500 for participation in any Board of Directors meeting by telephone. Non-employee Directors who are members of a committee of the Board received $625 for each committee meeting attended in person and a fee of $500 for participation in any committee meeting by telephone. The Chairman of the committee received an additional $625 per meeting. Employee members of the Board of Directors did not receive any fees.

  Pursuant to the terms of the Non-Executive Directors Stock Grant Plan (the "Non-Executive Directors Plan") approved at the annual meeting of stockholders held on March 25, 1997, each non-employee member of our Board of Directors (currently Messrs. Blum, Der Marderosian, Madden, Praeger and Walsh and Admiral Foley) who is re-elected to serve as a Director at each annual stockholder meeting also receives a grant of Common Stock at such meeting. The Non-Executive Directors Plan originally provided that each non-employee Director would receive that number of shares of Common Stock determined by dividing $15,000 by the closing price of the Common Stock on the date of the annual meeting of stockholders, rounded down to the nearest whole share; on December 16, 1997 the Board of Directors amended the Non-Executive Directors Plan to increase the numerator to $25,000. Prior to the approval of the Non-Executive Directors Plan, upon the conclusion of each annual meeting of stockholders, each non-employee Director who was re-elected to serve as a Director automatically received an option to purchase 1,000 shares under the 1991 Plan (such annual grants of options to non-employee Directors were eliminated pursuant to the amended and restated 1991 Plan approved at the annual meeting of stockholders held on March 25, 1997).

  On July 13, 1999, the Board of Directors adopted the 1999 Incentive Plan, subject to stockholder approval of Proposals 1 and 3. If the 1999 Incentive Plan is approved by stockholders, then effective July 13, 1999, the grants of Common Stock described above that were previously made under the Non-Executive Directors Plan will be made under the 1999 Incentive Plan and no further grants will be made under the Non-Executive Directors Plan. The terms of the grants made under the 1999 Incentive Plan will be identical to the terms of the grants made under the Non-Executive Directors Plan.

  Non-employee Directors who were elected prior to December 17, 1996 also are entitled to participate, at our expense, in a medical benefit plan. Based upon our costs, the annualized monetary value of this benefit to those non-employee Directors participating in fiscal year 1998 was $4,723. We also maintain a policy whereby non-employee Directors may be hired on an as-needed basis from time to time as consultants for special projects at the rate of up to $3,000 per day (plus reasonable expenses) upon the recommendation of the Chairman of the Board or any officer designated by the Chairman of the Board.

Certain Relationships and Related Transactions

  Prior to July 13, 1999, Richard C. Blum, one of our Directors, received $60,000 per year for services provided under a consulting agreement with us. In addition, we paid $90,000 per year to Richard C. Blum & Associates, L.P. under a separate consulting agreement. On July 13, 1999, Mr. Blum voluntarily terminated both consulting agreements. Mr. Blum is the majority stockholder of Richard C. Blum & Associates, Inc. Richard C. Blum & Associates, Inc., in its capacity as the sole general partner of Richard C. Blum & Associates, L.P., indirectly through several entities, holds 2,569,851 shares, or approximately 16 percent, of our outstanding Common Stock.

  Richard C. Blum & Associates, Inc. is affiliated with RCBA Strategic Partners, L.P. RCBA Strategic Partners, L.P. purchased non-voting Series A Stock and Series C Stock as part of the RCBA Strategic Partners Equity Investment described more completely in Proposal 4. Upon stockholder approval, the Series A Stock together with the Series C Stock will be exchanged for Series B Stock, which will have voting rights. If all of the Series B Stock were converted into our Common Stock, Richard C. Blum & Associates, L.P. and its affiliates would be the beneficial owners of approximately 35% of our outstanding Common Stock.

Employment Agreements

 Martin M. Koffel

  Mr. Koffel has an evergreen employment agreement with us, executed in December 1991, under which Mr. Koffel received an annual base salary of $385,000 through December 17, 1995, $415,000 from December 18, 1995 through December 31, 1997 and $500,000 from January 1, 1998 through December 31, 1998. On December 15, 1998, our Compensation/Option Committee (the "Committee") approved an increase in Mr. Koffel's base compensation, effective January 1, 1999, to $550,000 per year. The agreement also provides that Mr. Koffel is eligible for a target bonus equal to 60% of his base salary.

  On December 16, 1997, the Committee also awarded Mr. Koffel 50,000 shares of restricted stock under the terms of our 1991 Stock Incentive Plan. In the absence of a Change in Control (see below), 16,666 will vest on December 16, 2000, 16,667 will vest on December 16, 2001 and 16,667 will vest on December 16, 2002. The Committee also made a contingent grant to Mr. Koffel of up to 50,000 shares of performance restricted stock. In the absence of a Change in Control, the exact number of shares of such performance restricted stock earned by Mr. Koffel will be based on our cumulative total returns to our stockholders over the three, four and five year periods ending December 16, 2000, December 16, 2001 and December 16, 2002. For each period, one-third, two-thirds and all of the 50,000 shares, respectively, will be earned cumulatively if annual stockholder returns during the period are 12% or more. No shares will be earned if annual stockholder returns are 8% or less, and a prorated portion of the shares will be earned if annual stockholder returns are more than 8% but less than 12%.

  On October 13, 1998, following a recommendation made by the Committee, the Board of Directors approved an amendment to Mr. Koffel's employment agreement to provide for a tax gross-up payment to Mr. Koffel to offset the cost of excise taxes that could be imposed if his employment is terminated following a Change in Control, as defined below, and any resulting severance payments due Mr. Koffel are considered to be "excess parachute payments" subject to excise tax under Sections 280G and 4999 of the Code, and to reimburse Mr. Koffel for the cost of term life insurance with a face amount equal to up to four times his base salary and to provide for a tax gross-up payment to Mr. Koffel to offset the cost of all income and employment taxes imposed on Mr. Koffel because of such reimbursement. Accordingly, Mr. Koffel and URS entered into an Amendment to Employment Agreement dated as of October 13, 1998 reflecting such amendments.

  Mr. Koffel's employment agreement provides that if his employment is terminated by us without cause, other than by reason of death or disability, we will pay a severance payment equal to 150% of his then current base salary and his then current target bonus. If Mr. Koffel voluntarily resigns his employment within one year following a Change in Control, as defined below, or if Mr. Koffel is terminated for any reason other than for cause at any time after a Change in Control, he becomes entitled to a special severance payment equal to 300% of the sum of his then current base salary and his then current target bonus. In addition, all awards held by Mr. Koffel under any of our incentive, deferred compensation, bonus, stock and similar plans, to the extent unvested, will become vested immediately upon a Change in Control. A "Change in Control" is defined in the agreement to include:

  .  a change in control required to be reported pursuant to Item 6(e) of
     Schedule 14A of Regulation 14A under the Exchange Act;

  .  any person acquiring 20% or more of the voting power of the Company; or

  . more than two-thirds of our directors not having served on our Board of Directors for 24 months prior to the change in control.

  On or about May 10, 1996, Heartland Advisors, Inc. ("Heartland"), one of our stockholders, purchased additional shares of common stock, which increased Heartland's ownership of outstanding common stock from approximately 19% to approximately 22% (the "Heartland Transaction"), resulting in a technical Change in

Control under Mr. Koffel's employment agreement and the terms of stock options granted to Mr. Koffel under our 1991 Stock Incentive Plan. As a result, the special severance payment is payable to Mr. Koffel if he is terminated for any reason other than for cause at any time during the term of his employment agreement. In addition, the options previously granted to Mr. Koffel in 1994, 1995 and 1996 under our 1991 Stock Incentive Plan are now fully vested. The RCBA Equity Investment will increase the ownership of our voting common stock held by Richard C. Blum & Associates, L.P. and its affiliates from approximately 16% to more than 35% upon the exchange of the Series A Stock together with the Series C Stock for shares of Series B Stock. As a result, a Change in Control will occur under Mr. Koffel's employment agreement, and the stock options for 56,000 shares granted to Mr. Koffel in 1997 and 1998, and the 100,000 shares of restricted stock granted to Mr. Koffel in 1997 will become fully vested.

  On March 23, 1999, our Board of Directors approved special supplemental compensation for Martin Koffel. Its purpose is to recognize Mr. Koffel's significant contributions to our growth and success during the past decade, to induce him to continue as our Chief Executive Officer through his expected retirement at age 65, and to incentivize him to continue to increase stockholder value. This special supplemental compensation includes:

  . an immediate grant of options for 300,000 shares under the 1991 Stock Incentive Plan;

  . a commitment to grant options for an additional 200,000 shares as soon as our stockholders approve an extension or replacement of our 1991 Stock Incentive Plan so that sufficient shares are available for such a grant (which will occur upon approval of Proposals 1 and 3 by our stockholders); and

  . a commitment to provide Mr. Koffel with a supplemental executive retirement plan ("SERP").

  The options for 300,000 shares have an exercise price of $15.75 per share, the closing price of our common stock on the day preceding the grant, and will vest over five years at the rate of 20% on each anniversary of the grant date. The options for the additional 200,000 shares will have an exercise price equal to the fair market value of our common stock on the date of grant, and will vest as if they had been granted at the same time as the 300,000 share options. Both the 300,000 share options and the 200,000 share options will be exercisable during a three-year period following Mr. Koffel's retirement. The options also will vest immediately and become exercisable in full upon a Change in Control, as defined below.

  Effective July 13, 1999, Mr. Koffel entered into the above mentioned SERP. Under the terms of the SERP, we will provide him with an annual lifetime retirement benefit. Benefits are based on Mr. Koffel's final average annual compensation and his age at the time of employment termination. "Final average compensation" means the average of Mr. Koffel's salary plus target bonus established for him under our incentive compensation program during the consecutive 36 months in his final 120 months of employment in which such average was the highest. Estimated annual benefits are as follows:

                               Age at Termination of Employment
   Final            ----------------------------------------------------------------
   Average              61                                                   65
   Compensation     or Younger        62           63           64        or Older
   ------------     ----------     --------     --------     --------     --------
    $500,000         $50,000       $100,000     $150,000     $200,000     $250,000
     550,000          55,000        110,000      165,000      220,000      275,000
     600,000          60,000        120,000      180,000      240,000      300,000
     650,000          65,000        130,000      195,000      260,000      325,000
     700,000          70,000        140,000      210,000      280,000      350,000
     750,000          75,000        150,000      225,000      300,000      375,000
     800,000          80,000        160,000      240,000      320,000      400,000
     850,000          85,000        170,000      255,000      340,000      425,000
     900,000          90,000        180,000      270,000      360,000      450,000
     950,000          95,000        190,000      285,000      380,000      475,000

  As of the July 13, 1999 effective date of the SERP, Mr. Koffel had attained age 60, and his final average compensation was $823,979.

  Benefits under the SERP shown in the above table are computed on the basis of an annuity for the life of Mr. Koffel, with a guarantee of payments for at least ten years, and are not subject to offset for Social Security or any other payments or benefits. Actuarially equivalent forms of payment are available under the SERP.

  The 300,000 share options, the 200,000 share options and the SERP contain a definition of Change in Control which parallels the definition contained in Mr. Koffel's employment agreement described above. The acquisition or holding by a person of in excess of 20% but less than a majority of our voting power in the ordinary course of such person's business and not with the purpose or effect of changing or influencing the control of us, and otherwise in a situation where the person is eligible to file a short-form statement on
Schedule 13G under Rule 13d-1 under the Exchange Act is excluded from the definition of Change in Control, however. In addition, Mr. Koffel has agreed that the acquisition and holding of Series B Stock by Richard C. Blum & Associates, L.P. or its affiliates, and the acquisition and holding of additional shares of our Common Stock upon the conversion of the Series B Stock will not constitute a Change in Control for purposes of the 300,000 share options, the 200,000 share options or the SERP.

 Irwin L. Rosenstein

  Mr. Rosenstein has an evergreen employment agreement with URS Greiner Woodward Clyde Consultants, Inc., executed in August 1991, under which Mr. Rosenstein received an annual base salary of not less than $300,000 from March 2, 1992 through December 31, 1998. On December 15, 1998, the Committee increased Mr. Rosenstein's annual base salary, effective January 1, 1999, to $385,000. On October 13, 1998, following a recommendation made by the Committee, the Board of Directors approved an amendment to Mr. Rosenstein's employment agreement to provide for a tax gross-up payment to Mr. Rosenstein to offset the cost of excise taxes that could be imposed if his employment is terminated following a change in control and any resulting severance payments due Mr. Rosenstein are considered to be "excess parachute payments" subject to excise tax under Sections 280G and 4999 of the Code. Accordingly, Mr. Rosenstein entered into an Amendment to Employment Agreement dated as of October 13, 1998 reflecting such amendments.

  The agreement also obligates employer to maintain a $400,000 term life insurance policy for Mr. Rosenstein and disability insurance providing him with benefits of at least $7,000 per month in the event of his disability. If Mr. Rosenstein's employment is terminated without cause (other than by reason of death or disability) or he voluntarily resigns his employment in the event that his salary is reduced, he is entitled to continuation of his base salary for one year (or until normal retirement at age 65, if less). Under the agreement, as amended, if Mr. Rosenstein ceases to be employed within one year following a "Change of Control" (see below), Mr. Rosenstein will be entitled to receive a severance payment equal to 200 percent of his then current base salary. A "Change in Control" is defined in Mr. Rosenstein's agreement as the acquisition by any person of 51 percent of more of employer's or our then current outstanding securities having the right to vote at elections of Directors. The Heartland Transaction did not result in a Change of Control under Mr. Rosenstein's employment agreement, but resulted in a technical "change of control" under certain stock options granted to Mr. Rosenstein in 1995 under the 1991 Plan. As a result, such options are now fully vested.

 Jean-Yves Perez

  Mr. Perez executed an evergreen employment agreement with URS Greiner Woodward-Clyde Group, Inc. in November 1997. Under his employment agreement, Mr. Perez receives an annual base salary of $310,000 per year. If during the first half of employer's fiscal year Mr. Perez's employment is terminated without cause (other than by reason of death or disability) or Mr. Perez voluntarily resigns his employment in the event that his salary is reduced or his employer breaches its obligation to employ Mr. Perez in an executive position as described in the agreement, Mr. Perez is entitled to a severance payment equal to 100 percent of his then current base salary plus any accrued and unpaid vacation at the time of such termination, and if during the second half of employer's fiscal year Mr. Perez's employment is terminated without cause (other than by reason of death or disability) or Mr. Perez voluntarily resigns his employment in the event that his salary is reduced or his employer breaches its obligation to employ Mr. Perez in an executive position as described in the agreement, Mr. Perez is entitled to a severance payment equal to 120 percent of his then current base salary plus any accrued and unpaid vacation at the time of such termination.

  Also, under his employment agreement, if Mr. Perez ceases to be employed within one year following a "Change of Control" (see below), Mr. Perez will be entitled to receive a severance payment equal to 200 percent of his then-current base salary. A "Change in Control" is defined in Mr. Perez's agreement as the acquisition by any person of 51 percent of more of employer's or the Company's then-current outstanding securities having the right to vote at elections of Directors. On October 13, 1998, following a recommendation made by the Committee, the Board of Directors approved an amendment to Mr. Perez' employment agreement to provide for a tax gross-up payment to Mr. Perez to offset the cost of excise taxes that could be imposed if his employment is terminated following a change in control and any resulting severance payments due Mr. Perez are considered to be "excess parachute payments" subject to excise tax under Sections 280G and 4999 of the Code. Accordingly, Mr. Perez and URS entered into an Amendment to Employment Agreement dated as of October 13, 1998 reflecting such amendments.

 Kent P. Ainsworth

  Mr. Ainsworth executed an evergreen employment agreement with us in May 1991 following his employment as our Vice President and Chief Financial Officer in January 1991. Under this employment agreement, Mr. Ainsworth received an annual base salary of $165,000 from February 24, 1992 through March 22, 1993, $185,000 through December 14, 1994, $195,000 through December 17, 1995,
$205,000 through March 28, 1996, $220,000 through December 31, 1997, and
$275,000 through December 31, 1998. On December 15, 1998, the Committee approved an increase in Mr. Ainsworth's base compensation, effective January 1, 1999, to $305,000 per year.

  On December 16, 1997, the Committee also awarded Mr. Ainsworth 25,000 shares of restricted stock under the terms of the 1991 Plan. In the absence of a Change in Control (see below), 8,333 will vest on December 16, 2000, 8,333 will vest on December 16, 2001 and 8,334 will vest on December 16, 2002. The Committee also made a contingent grant to Mr. Ainsworth of up to 25,000 shares of performance restricted stock. In the absence of a Change in Control, the exact number of shares of such performance restricted stock earned by Mr. Ainsworth will be based on cumulative total returns to our stockholders over the three, four and five year periods ending December 16, 2000, December 16, 2001 and December 16, 2002. For each period, one-third, two-thirds and all of the 25,000 shares, respectively, will be earned cumulatively if annual stockholder returns during the period are twelve percent or more. No shares will be earned if annual stockholder returns are eight percent or less, and a prorated portion of the shares will be earned if annual stockholder returns are more than 8% but less than 12%.

  On October 13, 1998, following a recommendation made by the Committee, the Board of Directors approved an amendment to Mr. Ainsworth's employment agreement to provide for a tax gross-up payment to Mr. Ainsworth to offset the cost of excise taxes that could be imposed if his employment is terminated following a change in control and any resulting severance payments due Mr. Ainsworth are considered to be "excess parachute payments" subject to excise tax under Sections 280G and 4999 of the Code. Accordingly, Mr. Ainsworth and URS entered into an Amendment to Employment Agreement dated as of October 13, 1998 reflecting such amendments.

  Mr. Ainsworth's employment agreement provides that if his employment is terminated by us without cause, other than by reason of death or disability, we will continue to pay his base salary for one year, or until normal retirement at age 65, if less. If Mr. Ainsworth voluntarily resigns his employment both for specified reasons and within one year following a "Change in Control," as defined above in the description of Mr. Koffel's employment agreement, or if Mr. Ainsworth is terminated for any reason at any time after a Change in Control, he becomes entitled to a special severance payment equal to 280% of his then current base salary reduced pro rata if such termination occurs within two years prior to normal retirement. In addition, all awards held by Mr. Ainsworth under any of our incentive, deferred compensation, bonus, stock and similar plans, to the extent unvested, will become vested immediately upon a Change in Control.

  The Heartland Transaction resulted in a technical Change in Control under Mr. Ainsworth's employment agreement and the terms of stock options granted to Mr. Ainsworth under our 1991 Stock Incentive Plan. As a result, the special severance payment is payable to Mr. Ainsworth if he is terminated for any reason other than cause at any time during the term of his employment agreement. In addition, the options previously granted to Mr. Ainsworth in 1994, 1995 and 1996 under our 1991 Stock Incentive Plan are now fully vested. The RCBA Equity Investment will increase the ownership of our voting common stock held by Richard C. Blum & Associates, L.P. and its affiliates from approximately 16% to more than 35% upon the exchange of the Series A Stock together with the Series C Stock for shares of Series B Stock as described more completely in Proposal 4. As a result, a Change in Control will occur under Mr. Ainsworth's employment agreement, and the stock options for 51,667 shares granted to Mr. Ainsworth in 1997, 1998 and 1999, and the 50,000 shares of restricted stock granted to Mr. Ainsworth in 1997 will become fully vested.

  On July 12, 1999 following a recommendation made by the Committee, the Board of Directors granted to Mr. Ainsworth an additional 35,000 shares of restricted stock. None of such shares will vest on July 12, 2000, the first anniversary of the grant; 66 2/3% of the shares will vest on July 1, 2001; and 100% of the shares will vest on July 1, 2002. Mr. Ainsworth has agreed that the acquisition and holding of Series B Stock by Richard C. Blum & Associates, L.P. or its affiliates, and the acquisition and holding of additional shares of our Common Stock upon the conversion of the Series B Stock (described in Proposal 4 above) will not constitute a Change in Control for purposes of the 35,000 restricted shares. In addition, the acquisition or holding by a person of in excess of 20% but less than a majority of our voting power in the ordinary course of such person's business and not with the purpose or effect of changing or influencing the control of us, and otherwise in a situation where the person is eligible to file a short-form statement on Schedule 13G under Rule 13d-1 under the Exchange Act is excluded from the definition of Change in Control.

 Joseph Masters

  Mr. Masters executed an evergreen employment agreement with us on March 20, 1998. Under this employment agreement, Mr. Masters received an annual base salary of $165,000. On December 15, 1998, the Compensation/Option Committee approved an increase in Mr. Masters' base compensation, effective December 26, 1998, to $190,000 per year.

  On October 13, 1998, following a recommendation made by the Committee, the Board of Directors approved an amendment to Mr. Masters' employment agreement to provide for a tax gross-up payment to Mr. Masters to offset the cost of excise taxes that could be imposed if his employment is terminated following a change in control and any resulting severance payments due Mr. Masters are considered to be "excess parachute payments" subject to excise tax under Sections 280G and 4999 of the Code. Accordingly, Mr. Masters and URS entered into an Amendment to Employment Agreement dated as of October 13, 1998 reflecting such amendments.

  Mr. Masters' employment agreement provides that if, within one year following a Change in Control, Mr. Masters' employment with us is terminated by us without cause, he will be entitled to receive a severance payment equal to 200 percent of his then current base salary. Mr. Masters will also be entitled to receive this severance benefit if he voluntarily resigns his employment with us for specified reasons within one year following a "Change in Control." Under Mr. Master's employment agreement, "Change in Control" has the meaning described above in the description of Mr. Koffel's employment agreement. In addition, if Mr. Masters' employment with us is terminated by us without cause or if he voluntarily resigns his employment for specified reasons and he is not entitled to receive the severance payment described above, Mr. Masters will be entitled to receive a severance payment equal to 100 percent of his then current base salary.

Performance Measurement Comparison(1)

  The following chart compares the cumulative total stockholder returns (including reinvested dividends) from a $100 investment in Common Stock for the last five fiscal years compared to the cumulative return of the Standard & Poor's 500 index and a weighted average peer index. The peer index is comprised of the following companies:

  Dames & Moore Group(2)                IT Group
  Emcon Associates                      Jacobs Engineering Group, Inc.
  Fluor Daniel GTI, Inc.                Michael Baker Corporation
  Foster Wheeler Corporation            Roy F. Weston, Inc.
  Harding Lawson Associates Group, Inc. Stone & Webster Incorporated
  ICF Kaiser International, Inc.        STV Group

 Comparison of Five Year Cumulative Total Stockholder Returns Based on Fiscal
                                 Year 1998(3)

[The following descriptive data is supplied in accordance with Rule 304(d) of Regulation S-T]

               10/31/93      10/31/94      10/31/95      10/31/96      10/31/97      10/31/98
               --------      --------      --------      --------      --------      --------
Peer Group       $100          $100          $104          $108          $117          $102
URS Corp.        $100          $118          $131          $174          $326          $346
S&P 500          $100          $104          $131          $162          $214          $260

--------
(1) This Section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the 1933 Act or the 1934 Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

(2) This Performance Measure Comparison is based on fiscal year 1998. Dames & Moore Group subsequently was acquired by us during fiscal year 1999. The peer index for the Performance Measure Comparison for fiscal year 1999 will be adjusted accordingly.

(3) As of July 30, 1999, the stock price of URS Common Stock as reported on the New York Stock Exchange was $26.00.

Other Matters

  The Board of Directors knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                          By Order of the Board of Directors,


                                          /s/ Kent P. Ainsworth
                                          Kent P. Ainsworth,
                                          Secretary

San Francisco, California

  A copy of the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended October 31, 1998 is available without charge upon written request to: Corporate Secretary, URS Corporation, 100 California Street, Suite 500, San Francisco, CA 94111-4529. Financial information contained therein is incorporated herein by reference where appropriate.

                                                                       Exhibit A

                                URS CORPORATION

                         EMPLOYEE STOCK PURCHASE PLAN

                        Adopted Effective July 1, 1997
                  Amended and Restated Effective July 1, 1999
    Amendment and Restatement Approved By Stockholders on ____________, 1999

1.   Purpose.

     (a) The purpose of the Employee Stock Purchase Plan (the "Plan") is to provide a means by which employees of URS Corporation, a Delaware corporation (the "Company"), and its Affiliates, as defined in Subsection 1(b), which are designated as provided in Subsection 2(b), may be given an opportunity to purchase the common stock of the Company (the "Common Stock").

     (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code").

     (c) The Company, by means of the Plan, seeks to retain the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

     (d) The Company intends that the rights to purchase stock of the Company granted under the Plan be considered options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Code.

2.   Administration.

     (a) The Plan shall be administered by the Board of Directors (the "Board") of the Company unless and until the Board delegates administration to a Committee, as provided in Subsection 2(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

     (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

          (i) To determine when and how rights to purchase stock of the Company shall be granted and the provisions of each offering of such rights (which need not be identical).

          (ii) To designate from time to time which Affiliates of the Company shall be eligible to participate in the Plan.

          (iii) To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration, including, but not by

                                      1.

way of limitation, rules and regulations necessary to conform the Plan or any Offering thereunder to the laws and regulations of foreign jurisdictions. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

          (iv)  To amend the Plan as provided in Section 13.

          (v)   To suspend or terminate the Plan as provided in Section 16.

          (vi) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and its Affiliates and to carry out the intent that the Plan be treated as an "employee stock purchase plan" within the meaning of Section 423 of the Code.

     (c) The Board may delegate administration of the Plan to a Committee of one or more members of the Board. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.   Shares Subject to the Plan.

     (a) Subject to the provisions of Section 12 relating to adjustments upon changes in stock, the stock that may be sold pursuant to rights granted under the Plan shall not exceed in the aggregate one million six hundred fifty thousand (1,650,000) shares of the Company's common stock (the "Reserved Shares"). As of each July 1, beginning with July 1, 2000 and continuing through and including July 1, 2009, the number of Reserved Shares shall be increased automatically by the lesser of (i) three percent (3.0%) of the total number of shares of Common Stock outstanding, including for this purpose outstanding shares of capital stock convertible into Common Stock, on such date, or
(ii) eight hundred thousand (800,000) shares of Common Stock. If any right granted under the Plan shall for any reason terminate without having been exercised, the Common Stock not purchased under such right shall again become available for the Plan.

     (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4.   Grant of Rights; Offering.

     The Board or the Committee may from time to time grant or provide for the grant of rights to purchase Common Stock of the Company under the Plan to eligible employees (an "Offering") on a date or dates (the "Offering Date(s)") selected by the Board or the Committee. Each Offering shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate, which shall comply with the requirements of Section 423(b)(5) of the Code that all employees granted rights to purchase stock under the Plan shall have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation

                                      2.

of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering shall be effective, which period shall not exceed twenty-seven (27) months beginning with the Offering Date, and the substance of the provisions contained in Sections 5 through 8, inclusive.

5.   Eligibility.

     (a) Rights may be granted only to employees of the Company or, as the Board or the Committee may designate as provided in Subsection 2(b), to employees of any Affiliate of the Company. Except as provided in Subsection 5(b), an employee of the Company or any Affiliate shall not be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee has been in the employ of the Company or any Affiliate for such continuous period preceding such grant as the Board or the Committee may require, but in no event shall the required period of continuous employment be equal to or greater than two (2) years. In addition, unless otherwise determined by the Board or the Committee and set forth in the terms of the applicable Offering, no employee of the Company or any Affiliate shall be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee's customary employment with the Company or such Affiliate is for at least twenty (20) hours per week and at least five (5) months per calendar year.

     (b) The Board or the Committee may provide that, each person who, during the course of an Offering, first becomes an eligible employee of the Company or designated Affiliate will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an eligible employee or occurs thereafter, receive a right under that Offering, which right shall thereafter be deemed to be a part of that Offering. Such right shall have the same characteristics as any rights originally granted under that Offering, as described herein, except that:

          (i) the date on which such right is granted shall be the "Offering Date" of such right for all purposes, including determination of the exercise price of such right;

          (ii) the period of the Offering with respect to such right shall begin on its Offering Date and end coincident with the end of such Offering; and

          (iii) the Board or the Committee may provide that if such person first becomes an eligible employee within a specified period of time before the end of the Offering, he or she will not receive any right under that Offering.

     (c) No employee shall be eligible for the grant of any rights under the Plan if, immediately after any such rights are granted, such employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate. For purposes of this Subsection 5(c), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any employee, and stock which such employee may purchase under all outstanding rights and options shall be treated as stock owned by such employee.

     (d) An eligible employee may be granted rights under the Plan only if such rights, together with any other rights granted under "employee stock purchase plans" of the Company

                                      3.

and any Affiliates, as specified by Section 423(b)(8) of the Code, do not permit such employee's rights to purchase stock of the Company or any Affiliate to accrue at a rate which exceeds twenty-five thousand ($25,000) of fair market value of such stock (determined at the time such rights are granted) for each calendar year in which such rights are outstanding at any time.

     (e) Officers of the Company and any designated Affiliate shall be eligible to participate in Offerings under the Plan, provided, however, that the Board may provide in an Offering that certain employees who are highly compensated employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

6.   Rights; Purchase Price.

     (a) On each Offering Date, each eligible employee, pursuant to an Offering made under the Plan, shall be granted the right to purchase up to the number of shares of Common Stock of the Company purchasable with a percentage designated by the Board or the Committee not exceeding ten percent (10%) of such employee's Earnings (as defined by the Board or the Committee in each Offering) during the period which begins on the Offering Date (or such later date as the Board or the Committee determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering. The Board or the Committee shall establish one or more dates during an Offering (the "Purchase Date(s)") on which rights granted under the Plan shall be exercised and purchases of Common Stock carried out in accordance with such Offering.

     (b) In connection with each Offering made under the Plan, the Board or the Committee may specify a maximum number of shares that may be purchased by any employee as well as a maximum aggregate number of shares that may be purchased by all eligible employees pursuant to such Offering. In addition, in connection with each Offering that contains more than one Purchase Date, the Board or the Committee may specify a maximum aggregate number of shares which may be purchased by all eligible employees on any given Purchase Date under the Offering. If the aggregate purchase of shares upon exercise of rights granted under the Offering would exceed any such maximum aggregate number, the Board or the Committee shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.

     (c) The purchase price of stock acquired pursuant to rights granted under the Plan shall be not less than the lesser of:

          (i) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Offering Date; or

          (ii) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Purchase Date.

7.   Participation; Withdrawal; Termination.

     (a) An eligible employee may become a participant in the Plan pursuant to an Offering by delivering a participation agreement to the Company within the time specified in the Offering, in such form as the Company provides. Each such agreement shall authorize payroll
                                      4.

deductions of up to the maximum percentage specified by the Board or the Committee of such employee's Earnings during the Offering (as defined by the Board or Committee in each Offering). The payroll deductions made for each participant shall be credited to an account for such participant under the Plan and shall be deposited with the general funds of the Company. A participant may reduce (including to zero) or increase such payroll deductions, and an eligible employee may begin such payroll deductions, after the beginning of any Offering only as provided for in the Offering. A participant may make additional payments into his or her account only if specifically provided for in the Offering and only if the participant has not had the maximum amount withheld during the Offering.

     (b) At any time during an Offering, a participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides. Such withdrawal may be elected at any time prior to the end of the Offering except as provided by the Board or the Committee in the Offering. Upon such withdrawal from the Offering by a participant, the Company shall distribute to such participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the participant) under the Offering, without interest, and such participant's interest in that Offering shall be automatically terminated. A participant's withdrawal from an Offering will have no effect upon such participant's eligibility to participate in any other Offerings under the Plan but such participant will be required to deliver a new participation agreement in order to participate in subsequent Offerings under the Plan.

     (c) Rights granted pursuant to any Offering under the Plan shall terminate immediately upon cessation of any participating employee's employment with the Company and any designated Affiliate, for any reason, and the Company shall distribute to such terminated employee all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the terminated employee) under the Offering, without interest.

     (d) Rights granted under the Plan shall not be transferable by a participant otherwise than by will or the laws of descent and distribution, or by a beneficiary designation as provided in Section 14 and, otherwise during his or her lifetime, shall be exercisable only by the person to whom such rights are granted.

8.   Exercise.

     (a) On each Purchase Date specified therefor in the relevant Offering, each participant's accumulated payroll deductions and other additional payments specifically provided for in the Offering (without any increase for interest) will be applied to the purchase of whole shares of stock of the Company, up to the maximum number of shares permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares shall be issued upon the exercise of rights granted under the Plan. The amount, if any, of accumulated payroll deductions remaining in each participant's account after the purchase of shares which is less than the amount required to purchase one share of stock on the final Purchase Date of an Offering shall be held in each such participant's account for the purchase of shares under the next Offering under the Plan, unless such participant withdraws

                                      5.

from such next Offering, as provided in Subsection 7(b), or is no longer eligible to be granted rights under the Plan, as provided in Section 5, in which case such amount shall be distributed to the participant after such final Purchase Date, without interest. The amount, if any, of accumulated payroll deductions remaining in any participant's account after the purchase of shares which is equal to the amount required to purchase whole shares of stock on the final Purchase Date of an Offering shall be distributed in full to the participant after such Purchase Date, without interest.

     (b) No rights granted under the Plan may be exercised to the extent that the shares of Common Stock to be issued upon such exercise (including rights granted thereunder) are not covered by an effective registration statement pursuant to the Securities Act of 1933, as amended (the "Securities Act") or the Plan is not in material compliance with all applicable state, foreign and other securities and other laws applicable to the Plan with respect to such rights. If on a Purchase Date in any Offering hereunder the Plan is not so registered or in such compliance, rights granted under the Plan or any Offering shall not be exercised on such Purchase Date to the extent such exercise would violate the Securities Act or other applicable laws, and the Purchase Date shall be delayed with respect to those rights until the Plan is subject to such an effective registration statement and/or in such compliance, except that the Purchase Date shall not be delayed more than twelve (12) months and the Purchase Date shall in no event be more than twenty-seven (27) months from the Offering Date. If on the Purchase Date of any Offering hereunder, as delayed to the maximum extent permissible, the Plan is not registered and in such compliance, the rights so affected shall not be exercised and all payroll deductions accumulated during the Offering (reduced to the extent, if any, such deductions have been used to acquire stock) shall be distributed to the participants, without interest.

     (c) Common Stock that is purchased under the Plan may be registered in the name of the participant or jointly in the name of the participant and his or her spouse as joint tenants with right of survivorship or as community property.

9.   Covenants of the Company.

     (a) During the terms of the rights granted under the Plan, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such rights.

     (b) The Company shall seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the rights granted under the Plan. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such rights unless and until such authority is obtained.

10.  Use of Proceeds from Stock.

     Proceeds from the sale of Common Stock pursuant to rights granted under the Plan shall constitute general funds of the Company.

                                      6.

11.  Rights as a Stockholder.

     A participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to rights granted under the Plan unless and until the participant's shareholdings acquired upon exercise of rights under the Plan are recorded in the books of the Company.

12.  Adjustments upon Changes in Stock.

     (a) If any change is made in the Common Stock subject to the Plan, or subject to any rights granted under the Plan (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan and outstanding rights will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding rights. Such adjustments shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company.")

     (b) In the event a Change in Control (as defined in Subsection 12(c) below), then, as determined by the Board in its sole discretion (i) any surviving or acquiring corporation may assume outstanding rights or substitute similar rights for those under the Plan, (ii) such rights may continue in full force and effect, or (iii) participants' accumulated payroll deductions may be used to purchase Common Stock immediately prior to the transaction described above and the participants' rights under the ongoing Offering terminated.

     (c) For purposes of the Plan, "Change in Control" means the occurrence of any of the following events after the Effective Date:

          (i) a change in control required to be reported pursuant to Item 6(e) of Schedule 14A of Regulation 14A under the Exchange Act;

          (ii) a change in the composition of the Board, as a result of which fewer than two-thirds of the incumbent directors are directors who either (i) had been directors of the Company twenty-four (24) months prior to such change or (ii) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the directors who had been directors of the Company twenty-four (24) months prior to such change and who were still in office at the time of the election or nomination; or

          (iii) any "person" (as such term is used in sections 13(d) and 14(d) of the Exchange Act) by the acquisition or aggregation of securities is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company's then-outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the "Base Capital Stock"); except that:

                                      7.

               (1) the beneficial ownership by a person of twenty percent (20%) or more, but less than a majority, of the Base Capital Stock in the ordinary course of such person's business and not with the purpose or effect of changing or influencing the control of the Company, and otherwise in a situation where the person is eligible to file a short-form statement on Schedule 13G under Rule 13d-1 under the Exchange Act with respect to such beneficial ownership, shall be disregarded;

               (2) any change in the relative beneficial ownership of the Company's securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person's ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person's beneficial ownership of any securities of the Company; and

               (3) the beneficial ownership by Richard C. Blum & Associates, Inc. ("RCBA") or any person "affiliated" (within the meaning of the Exchange
Act) with RCBA (collectively, the "RCBA Group") of (w) shares of the Company's Series B Preferred Stock (x) additional shares of Series B Preferred Stock issued in payment of dividends on the Series B Preferred Stock, (y) additional shares of the Company's Common Stock issued upon the conversion of the Series B Preferred Stock in accordance with its terms, and (z) shares of other securities of the Company issued in exchange for the Series B Preferred Stock in accordance with its terms (collectively, the "RCBA Preferred Investment Shares"), shall be disregarded unless and until the RCBA Group becomes the beneficial owner, directly or indirectly, of securities of the Company (including the RCBA Preferred Investment Shares) representing more than fifty percent (50%) of the Base Capital Stock; provided that the beneficial ownership of all or a portion of the RCBA Preferred Investment Shares by a third person who acquires such shares through purchase, assignment or other transfer from RCBA or another member of the RCBA Group, and the beneficial ownership by a third person not affiliated with the RCBA Group as of the date of this Agreement who acquires control of RCBA or the RCBA Group, shall not be disregarded.

13.  Amendment of the Plan.

     (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 12 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

          (i) Increase the number of shares reserved for rights under the Plan;

          (ii) Modify the provisions as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3); or

          (iii) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3.

                                      8.

It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee stock purchase plans and/or to bring the Plan and/or rights granted under it into compliance therewith.

     (b) Subject to Section 12, rights granted before amendment of the Plan shall not be impaired by any amendment of the Plan, except with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulations, or except as necessary to ensure that the Plan and/or rights granted under the Plan comply with the requirements of
Section 423 of the Code.

14.  Designation of Beneficiary.

     (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of an Offering but prior to delivery to the participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death during an Offering.

     (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15.  No Employment or Service Rights.

     Nothing in the Plan or any instrument executed or rights granted pursuant thereto shall confer upon any employee any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the right was granted or shall affect the right of the Company or an Affiliate to terminate the employment of an employee with or without notice and with or without cause.

16.  Termination or Suspension of the Plan.

     (a) The Board in its discretion, may suspend or terminate the Plan at any time. No rights may be granted under the Plan while the Plan is suspended or after it is terminated.

     (b) Rights and obligations under any rights granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except as expressly provided in the Plan or with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulation, or except as necessary to ensure that the

                                      9.

Plan and/or rights granted under the Plan comply with the requirements of
Section 423 of the Code.

17.  Effective Date of Plan.

     This amended and restated Plan shall become effective on the date on which it is adopted by the Board (the "Effective Date"), but no rights granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board.

                                      10.

                                                                       EXHIBIT B

                                 URS CORPORATION

                           1999 EQUITY INCENTIVE PLAN

                              Adopted July 13, 1999
                 Approved By Stockholders _______________, 1999
                         Termination Date: July 12, 2009


1.   Purposes.

     (a) Eligible Stock Award Recipients. The persons eligible to receive Stock Awards are the Employees, Directors and Consultants of the Company and its Affiliates .

     (b) Available Stock Awards. The purpose of the Plan is to provide a means by which eligible recipients of Stock Awards may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the following Stock Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) rights to acquire restricted stock and (iv) Non-Executive Director Stock Awards.

     (c) General Purpose. The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Stock Awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

2.   Definitions.

     (a) "Affiliate" means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

     (b)  "Board" means the Board of Directors of the Company.

     (c) "Change in Control" means any transaction, or series of transactions that occur within a twelve (12) month period, as a result of which the stockholders of the Company immediately prior to the completion of the transaction (or, in the case of a series of transactions, immediately prior to the first transaction in the series) hold, directly or indirectly, less than fifty percent (50%) of the beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act or comparable successor rules) of the outstanding securities of the surviving entity, or, if more than one entity survives the transaction or transactions, the controlling entity, following such transaction or transactions.

     (d)  "Code" means the Internal Revenue Code of 1986, as amended.

     (e) "Committee" means a committee of one or more members of the Board appointed by the Board in accordance with subsection 3(c).

     (f)  "Common Stock" means the common stock of the Company.

                                      1.

     (g)  "Company" means URS Corporation, a Delaware corporation.

     (h) "Consultant" means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (ii) who is a member of the Board of Directors of an Affiliate. However, the term "Consultant" shall not include either Directors who are not compensated by the Company for their services as Directors or Directors who are merely paid a director's fee by the Company for their services as Directors.

     (i) "Continuous Service" means that the Participant's service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Participant's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

     (j) "Covered Employee" means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

     (k)  "Director" means a member of the Board of Directors of the Company.

     (l) "Disability" means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

     (m) "Employee" means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director's fee by the Company or an Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.

     (n)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (o) "Fair Market Value" means the closing sales price of a share of Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

     (p) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

     (q)  "1991 Plan" means the URS Corporation 1991 Stock Incentive Plan.

                                      2.

     (r) "Non-Employee Director" means a Director who either (i) is not a current Employee or Officer of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

     (s)  "Non-Executive Director" means a Director who is not an Employee.

     (t) "Non-Executive Director Stock Award" means a Stock Award made to a Non-Executive Director pursuant to Section 8.

     (u) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

     (v) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     (w) "Option" means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

     (x) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

     (y) "Optionee" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

     (z) "Outside Director" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

     (aa) "Participant" means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

     (bb)  "Plan" means this URS Corporation 1999 Equity Incentive Plan.

     (cc) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

                                      3.

     (dd)  "Securities Act" means the Securities Act of 1933, as amended.

     (ee) "Stock Award" means any right granted under the Plan, including an Option, a right to acquire restricted stock and a Non-Executive Director Stock Award.

     (ff) "Stock Award Agreement" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

     (gg) "Ten Percent Stockholder" means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3.   Administration.

     (a) Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in subsection 3(c). Any interpretation of the Plan by the Board and any decision by the Board under the Plan shall be final and binding on all persons.

     (b) Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

          (i) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or combination of types of Stock Award shall be granted; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to a Stock Award; and the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person.

          (ii) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

          (iii) To amend the Plan or a Stock Award as provided in Section 14.

          (iv)  To suspend or terminate the Plan as provided in Section 15.

          (v) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

     (c)  Delegation to Committee.

          (i) General. Subject to the limitation set forth in subsection 3(c)(ii), the Board may delegate administration of the Plan to a Committee or Committees of one (1) or more

                                      4.

members of the Board, and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

          (ii) Limitation on Delegation. Notwithstanding anything to the contrary in subsection 3(c)(i), the Board may not delegate the administration of the Plan to a Committee to the extent such administration would in any way affect Non-Executive Director Stock Awards described in Section 8.

          (iii) Committee Composition. The Committee shall consist solely of two or more Non-Employee Directors, in accordance with Rule 16b-3 and, in the discretion of the Board, may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code. Within the scope of such authority, the Board or the Committee may (1) delegate to a committee of one or more members of the Board who are not Outside Directors, the authority to grant Stock Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or (2) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

4.   Shares Subject to the Plan.

     (a) Share Reserve. Subject to the provisions of Section 12 relating to adjustments upon changes in Common Stock, the Common Stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate one million five hundred thousand (1,500,000) shares of Common Stock plus (i) the number of shares of Common Stock added to the share reserve pursuant to the next sentence of this subsection 4(a), (ii) the number of shares of Common Stock remaining available for award under the Company's 1991 Stock Incentive Plan (the "1991 Plan") on the Effective Date of this Plan, (iii) the number of shares of Common Stock that were issuable pursuant to options or stock award agreements under the 1991 Plan that revert to the share reserve pursuant to subsection 4(b) below and
(iv) the number of shares of Common Stock remaining available for award under the Company's Non-Executive Directors Stock Grant Plan on the Effective Date of this Plan. As of each July 1, beginning with July 1, 2000 and continuing through and including July 1, 2009, the number of reserved shares shall be increased automatically by the lesser of (i) five percent (5%) of the total number of shares of Common Stock outstanding, including for this purpose outstanding shares of capital stock convertible to Common Stock, on such date or (ii) one million five hundred thousand (1,500,000) shares of Common Stock.

                                      5.

     (b)  Reversion of Shares to the Share Reserve.

          (i) Expiration or Termination of Stock Award. If any Stock Award granted under this Plan or any option or stock award agreement granted under the 1991 Plan shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares of Common Stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan.

          (ii) Issuance of Common Stock. To the extent that any shares of Common Stock are not issued to a Participant upon the exercise of an Option granted under this Plan, such shares shall revert to and again become available for issuance under this Plan. If shares of Common Stock are not issued to a Participant because the Common Stock issuable upon the exercise of the Option is used to satisfy an applicable tax withholding requirement, such shares will be deemed not to have been issued to a Participant. In addition, if the exercise price of any Option is satisfied by a Participant's tender of shares of Common Stock to the Company (by actual delivery or attestation), only the number of shares of Common Stock issued net of the shares so tendered shall be deemed issued to the Participant.

     (c) Source of Shares. The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.   Eligibility.

     (a) Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants. Non-Executive Director Stock Awards may be granted only to Non-Executive Directors and only pursuant to the formula set forth in Section 8.

     (b) Ten Percent Stockholders. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

     (c) Consultants. A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act ("Form S-8") is not available to register either the offer or the sale of the Company's securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (i) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions.

     (d) Section 162(m) Limitation. Subject to the provisions of Section 12 relating to adjustments upon changes in the shares of Common Stock, no Employee shall be eligible to be granted Options covering more than one million (1,000,000) shares of the Common Stock during any fiscal year of the Company.

                                      6.

6.   Option Provisions.

     Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

     (a) Term. Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, no Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

     (b) Exercise Price of an Incentive Stock Option. Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

     (c) Exercise Price of a Nonstatutory Stock Option. The exercise price of each Nonstatutory Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if (i) such Option is granted with an exercise of not less than fifty percent (50%) of the Fair Market Value of the Common Stock subject to the Option to an individual who is not employed by the Company or an Affiliate or immediately prior to the date of grant of the Option to induce such individual to accept employment with the Company or an Affiliate or (ii) such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

     (d) Consideration. The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised or (ii) at the discretion of the Board at the time of the grant of the Option (or subsequently in the case of a Nonstatutory Stock Option): (1) by delivery to the Company of other Common Stock that has been held by the Optionee for more than six (6) months, which delivery may be made by attestation or actual delivery,
(2) by delivery, in a form prescribed by the Company, of an irrevocable direction to a securities broker approved by the Company to sell Common Stock and to deliver all or part of the sales proceeds to the Company in payment of all or part of the purchase price and applicable withholding taxes, (3) according to a deferred payment or other similar arrangement with the Optionee or (4) in any other form of legal consideration that may be acceptable to the Board; provided, however, that at any time that the Company is incorporated in Delaware, payment of the Common Stock's "par value," as

                                      7.

defined in the Delaware General Corporation Law, shall not be made by deferred payment. If, pursuant to clause (ii)(2) above, the Optionee delivers shares of Common Stock that the Optionee has acquired pursuant to a restricted stock award made under this Plan or a stock award agreement made under the 1991 Plan and that have not yet vested, the restrictions applicable to the delivered shares shall be imposed upon the Common Stock issued upon the exercise of the Option.

     In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

     (e) Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionee only by the Optionee. Notwithstanding the foregoing, the Optionee may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

     (f) Transferability of a Nonstatutory Stock Option. A Nonstatutory Stock Option shall be transferable to the extent provided in the Option Agreement. If the Nonstatutory Stock Option does not provide for transferability, then the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionee only by the Optionee. Notwithstanding the foregoing, the Optionee may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

     (g) Vesting Generally. The total number of shares of Common Stock subject to an Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this subsection 6(g) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

     (h) Termination of Continuous Service. In the event an Optionee's Continuous Service terminates (other than upon the Optionee's death or Disability), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionee's Continuous Service (or such longer or shorter period specified in the Option Agreement) or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination of Continuous Service, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

                                      8.

     (i) Extension of Termination Date. An Optionee's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee's Continuous Service (other than upon the Optionee's death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in subsection 6(a) or (ii) the expiration of a period of three (3) months after the termination of the Optionee's Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

     (j) Disability of Optionee. In the event that an Optionee's Continuous Service terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement) or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination of Continuous Service, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate.

     (k) Death of Optionee. In the event (i) an Optionee's Continuous Service terminates as a result of the Optionee's death or (ii) the Optionee dies within the period (if any) specified in the Option Agreement after the termination of the Optionee's Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionee was entitled to exercise such Option as of the date of death) by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionee's death pursuant to subsection 6(e) or 6(f), but only within the period ending on the earlier of (1) the date twelve (12) months following the date of death (or such longer or shorter period specified in the Option Agreement) or (2) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

     (l) Early Exercise. The Option may, but need not, include a provision whereby the Optionee may elect at any time before the Optionee's Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate.

7.   Provisions of Restricted Stock Awards.

     Each restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of restricted stock purchase agreements may change from time to time, and the terms and conditions of separate restricted stock purchase agreements need not be identical, but each restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

                                      9.

     (a) Consideration. A restricted stock award may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit.

     (b) Vesting. Shares of Common Stock acquired under a restricted stock purchase agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board. The restricted stock award may be subject to such other terms and conditions on the time or times at which it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual restricted stock awards may vary.

     (c) Termination of Participant's Continuous Service. In the event a Participant's Continuous Service terminates, the Company may repurchase or otherwise reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the restricted stock purchase agreement.

     (d) Transferability. Rights to acquire shares under the restricted stock purchase agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the restricted stock purchase agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the restricted stock purchase agreement remains subject to the terms of the restricted stock purchase agreement.

8.   Non-executive Director Stock Awards.

     Without any further action of the Board, each Non-Executive Director will be granted a Non-Executive Director Stock Award at each of the times specified in subsections 8(a) and 8(b) below, which Non-Executive Director Stock Award shall have the terms set forth in subsections 8(c) through 8(f) below.

     (a) Initial Grants. Each Non-Executive Director shall, on the one (1) month anniversary of the date of his or her initial election or appointment as a Non-Executive Director, be granted a Non-Executive Director Stock Award (an "Initial Grant"); provided, however, that a Non-Executive Director who is elected or appointed to be a Non-Executive Director for the first time at an Annual Meeting of the Company's stockholders (an "Annual Meeting") shall not receive an Initial Grant but instead shall receive an Annual Grant with respect to such Annual Meeting.

     (b) Annual Grants. Each Non-Executive Director who is elected, reelected or otherwise continues to serve as a Non-Executive Director effective upon and following each Annual Meeting shall be granted a Non-Executive Director Stock Award on the day after each such Annual Meeting (an "Annual Grant").

     (c) Number of Shares. The number of shares of the Company's Common Stock subject to each Non-Executive Director Stock Award will be determined by dividing Twenty-Five Thousand Dollars ($25,000) by the Fair Market Value of the Common Stock on the date of grant, rounded down to the nearest whole share.

     (d) Vesting. Each Non-Executive Director Stock Award shall be fully vested on the date of grant.

                                      10.

     (e) Consideration. Each Non-Executive Director Stock Award shall be awarded in consideration for services rendered as a Director.

     (f) Delivery of Shares. The Company shall direct its transfer agent to deliver a certificate representing the Common Stock awarded pursuant to each Non-Executive Director Stock Award to each Non-Executive Director promptly following the date of grant.

     (g) Amendment of Terms of Non-Executive Director Stock Awards. The Board may at any time, and from time to time, amend the terms pursuant to which Non-Executive Director Stock Awards shall be granted including, without limitation, amendment of the dollar amount specified in subsection 8(a) above and any other provision of this Section 8.

9.   Covenants of the Company.

     (a) Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

     (b) Legal Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.

10.  Use of Proceeds from Stock.

     Proceeds from the sale of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

11.  Miscellaneous.

     (a) Acceleration of Exercisability and Vesting. The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

     (b) Stockholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

                                      11.

     (c) No Employment or other Service Rights. Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant's agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

     (d) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

     (e) Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant's own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (A) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

     (f) Withholding Obligations. To the extent provided by the terms of a Stock Award Agreement, the Participant may satisfy any federal, state, local or foreign tax withholding obligation relating to the exercise or acquisition of Common Stock under a Stock Award by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment,
(ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Stock Award or (iii) delivering to the Company owned and unencumbered shares of the Common Stock. Notwithstanding the foregoing, the Company shall

                                      12.

not be authorized to withhold shares of Common Stock at rates in excess of the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes.

12.  Adjustments upon Changes in Stock.

     (a) Capitalization Adjustments. If any change is made in the Common Stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to subsection 4(a) and the maximum number of securities subject to award to any person pursuant to subsection 5(d), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of securities and price per share of Common Stock subject to such outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.)

     (b) Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, then all outstanding Stock Awards shall terminate immediately prior to such event.

     (c) Change in Control. Unless otherwise provided in the Stock Award Agreement, in the event of a Change in Control, then (i) prior to the completion of the Change in Control, any surviving entity or controlling entity may assume any Stock Awards outstanding under the Plan or may substitute similar stock awards (including an award to acquire the same consideration paid to the stockholders in the Change in Control) for those outstanding under the Plan or
(ii) prior to the completion of the Change in Control, the Board may, in its sole discretion, make cash payments to Participants holding Stock Awards in amounts that the Board determines represent the cash value of the outstanding Stock Awards and such payments shall completely discharge the Company's obligations under such outstanding Stock Awards. In the event (i) any surviving corporation or acquiring corporation does not assume such Stock Awards or substitute similar stock awards for those outstanding under the Plan and (ii) the Board does not settle the outstanding Stock Awards in cash, then (a) with respect to Stock Awards held by Participants whose Continuous Service has not terminated, the vesting of such Stock Awards (and, if applicable, the time during which such Stock Awards may be exercised) shall be accelerated in full as of a time designated by the Board, and the Stock Awards shall terminate if not exercised (if applicable) at or prior to a time designated by the Board and (b) with respect to any other Stock Awards outstanding under the Plan, such Stock Awards shall terminate if not exercised (if applicable) prior to a time designated by the Board.

13.  Limitation on Payments.

     (a) Basic Rule. Any provision of the Plan to the contrary notwithstanding, in the event that the independent auditors most recently selected by the Board (the "Auditors") determine that any payment or transfer by the Company to or for the benefit of a Participant, whether paid or payable (or transferred or transferable) pursuant to the terms of this Plan or

                                      13.

otherwise (a "Payment"), would be nondeductible by the Company for federal income tax purposes because of the provisions concerning "excess parachute payments" in Section 280G of the Code, then the aggregate present value of all Payments shall be reduced (but not below zero) to the Reduced Amount; provided that the Board, at the time of granting a Stock Award under this Plan or at any time thereafter, may specify in writing that such Award shall not be so reduced and shall not be subject to this Section 13. For purposes of this Section 13, the "Reduced Amount" shall be the amount, expressed as a present value, which maximizes the aggregate present value of the Payments without causing any Payment to be nondeductible by the Company because of section 280G of the Code.

     (b) Reduction of Payments. If the Auditors determine that any Payment would be nondeductible by the Company because of Section 280G of the Code, then the Company shall promptly give the Participant notice to that effect and a copy of the detailed calculation thereof and of the Reduced Amount, and the Participant may then elect, in his or her sole discretion, which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall advise the Company in writing of his or her election within ten (10) days of receipt of notice; provided, however, that such election shall be subject to Company approval if made on or after the effective date of a Change in Control. If no such election is made by the Participant within such ten (10) day period, then the Company may elect which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall notify the Participant promptly of such election. For purposes of this Section 13, present value shall be determined in accordance with Section 280G(d)(4) of the Code. All determinations made by the Auditors under this Section 13 shall be binding upon the Company and the Participant and shall be made within sixty (60) days of the date when a payment becomes payable or transferable. As promptly as practicable following such determination and the elections hereunder, the Company shall pay or transfer to or for the benefit of the Participant such amounts as are then due to him or her under the Plan and shall promptly pay or transfer to or for the benefit of the Participant in the future such amounts as become due to him or her under the Plan.

     (c) Overpayments and Underpayments. As a result of uncertainty in the application of Section 280G of the Code at the time of an initial determination by the Auditors hereunder, it is possible that Payments will have been made by the Company which should not have been made (an "Overpayment") or that additional Payments which will not have been made by the Company could have been made (an "Underpayment"), consistent in each case with the calculation of the Reduced Amount hereunder. In the event that the Auditors determine, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant which the Auditors believe has a high probability of success, that an Overpayment has been made, such Overpayment shall be treated for all purposes as a loan to the Participant which he or she shall repay to the Company, together with interest at the applicable federal rate provided in
Section 7872(f)(2) of the Code; provided, however, that no amount shall be payable by the Participant to the Company if and to the extent that such payment would not reduce the amount that is subject to taxation under Section 4999 of the Code. In the event that the Auditors determine that an Underpayment has occurred, such Underpayment shall promptly be paid or transferred by the Company to or for the benefit of the Participant, together with interest at the applicable federal rate provided in Section 7872(f)(2) of the Code.

                                      14.

     (d) Related Corporations. For purposes of this Section 13, the term "Company" shall include affiliated corporations to the extent determined by the Auditors in accordance with Section 280G(d)(5) of the Code.

14.  Amendment of the Plan and Stock Awards.

     (a) Amendment of Plan. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 12 relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any securities exchange listing requirements.

     (b) Stockholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of
Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

     (c) Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

     (d) No Impairment of Rights. Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless
(i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

     (e) Amendment of Stock Awards. The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the Participant and
(ii) the Participant consents in writing.

15.  Termination or Suspension of the Plan.

     (a) Plan Term. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth
(10th) anniversary of the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

     (b) No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect, except with the written consent of the Participant.

                                      15.

16.  Effective Date of Plan.

     The Plan shall become effective on the date on which it is adopted by the Board (the "Effective Date"), but no Stock Award shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

17.  Choice of Law.

     The law of the State of California shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state's conflict of laws rules.

                                      16.

                                                                       EXHIBIT C
                                                                       ---------

                          CERTIFICATE OF DESIGNATION

                                      of

                             SERIES B EXCHANGEABLE
                          CONVERTIBLE PREFERRED STOCK

                                      of

                                URS CORPORATION


            Pursuant to Section 151 of the General Corporation Law
                           of the State of Delaware


     URS Corporation, a Delaware corporation (the "Corporation"), certifies that pursuant to the authority contained in its Certificate of Incorporation, as amended, and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, its Board of Directors (the "Board of Directors") has adopted the following resolution creating a series of its Preferred Stock, par value $1.00 per share, designated as Series B Exchangeable Convertible Preferred Stock:

     RESOLVED, that a series of authorized Preferred Stock, par value $1.00 per share, of the Corporation be hereby created, and that the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

     Section 1.  Designation and Amount.
                 -----------------------

     The shares of such series shall be designated as the "Series B Exchangeable Convertible Preferred Stock" (the "Series B Preferred Stock") and the number of shares constituting such series shall be 150,000 shares of Series B Preferred Stock. Section 14 below contains the definitions of certain defined terms used herein.

     Section 2.  Dividends and Distributions.
                 ----------------------------

             (a) The holders of shares of Series B Preferred Stock, in preference to the holders of shares of the Common Stock and of any other capital stock of the Corporation ranking junior to the Series B Preferred Stock as to payment of dividends, shall be entitled to receive on the last day of each calendar quarter, cumulative dividends on the Series B Preferred Stock accruing on a daily basis (computed on the basis of a

360-day year of twelve 30-day months) at the rate per annum equal to the Dividend Rate (as defined herein) per share of Series B Preferred Stock calculated as a percentage of $2,170.00, compounded quarterly, from and including the date of issuance of the Series B Preferred Stock until the conversion or exchange of the Series B Preferred Stock. Such dividends shall be paid in kind as herein provided, and will be paid whether or not they have been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. Dividends on the Series B Preferred Stock shall be paid in additional shares of Series B Preferred Stock valued at $2,170.00 per share. For purposes hereof, the "Dividend Rate" shall mean eight percent (8%) per annum from the date of initial issuance of the Series B Preferred Stock (except as otherwise provided in the last sentence of Section 4(b)(ii)).

             (b) In case the Corporation or any Subsidiary of the Corporation shall at any time or from time to time declare, order, pay or make a dividend or other distribution (including, without limitation, any distribution of stock or other securities or property or rights or warrants to subscribe for securities of the Corporation or any of its Subsidiaries by way of dividend or spin off) on the Common Stock, other than any dividend or distribution of shares of Common Stock covered by paragraph (b)(i) of Section 8 hereof (a "Covered Distribution"), the holders of shares of Series B Preferred Stock shall be entitled to receive from the Corporation, with respect to each share of Series B Preferred Stock held, in addition to the dividends payable under paragraph (a) of this Section 2, the same dividend or distribution received by a holder of the number of shares of Common Stock into which such share of Series B Preferred Stock is convertible on the record date for such dividend or distribution. Any such dividend or distribution shall be declared, ordered, paid or made on the Series B Preferred Stock at the same time such dividend or distribution is declared, ordered, paid or made on the Common Stock and shall be in addition to any dividends payable under paragraph (a) of this Section 2.

     Section 3.  Voting Rights.
                 --------------

     In addition to any voting rights provided elsewhere herein, and any voting rights provided by law, the holders of shares of Series B Preferred Stock shall have the following voting rights:

             (a) So long as the Series B Preferred Stock is outstanding, each share of Series B Preferred Stock shall entitle the holder thereof to vote on all matters voted on by holders of the capital stock of the Corporation into which such share of Series B Preferred Stock is convertible, voting together as a single class with the other shares entitled to vote, at all meetings of the stockholders of the Corporation. With respect to any such vote, each share of Series B Preferred Stock shall entitle the holder thereof to cast the number of votes equal to the number of votes which could be cast in such vote by a holder of the shares of capital stock of the Corporation into which such share of Series B Preferred Stock is convertible on the record date for such vote or, if no such record date is established, on the date any written consent of stockholders is solicited.

             (b) So long as any shares of Series B Preferred Stock shall be outstanding and unless the consent or approval of a greater number of shares shall then be required by law, without first obtaining the consent or approval of the Requisite Holders, voting as a single class, given in person or by proxy at a meeting at which the holders of such shares shall be entitled to vote separately as a class, or by written consent, the Corporation shall not (and shall not permit or authorize any subsidiary to): (i) authorize, create or issue any class or series, or any shares of any class or series, of stock having any preference or priority as to voting, dividends or upon liquidation, dissolution or winding up over the Series B Preferred Stock ("Senior Stock"); (ii) authorize, create or issue any class or series, or any shares of any class or series, of stock ranking on a parity as to voting, dividends or upon liquidation, dissolution or winding up with the Series B Preferred Stock ("Parity Stock"); (iii) reclassify any shares of stock of the Corporation into shares of Senior Stock or Parity Stock; (iv) authorize any security exchangeable for, convertible into, or evidencing the right to purchase any shares of Senior Stock or Parity Stock; (v) alter or change the rights, preferences or privileges of the Series B Preferred Stock; (vi) increase or decrease the authorized number of shares of Series B Preferred Stock or issue shares of Series B Preferred Stock other than to holders of Series B Preferred Stock pursuant to its terms;
(vii) amend or waive any provision of the Corporation's Certification of Incorporation or bylaws in a manner adverse in any respect to the holders of Series B Preferred Stock; (viii) authorize or pay any cash dividend on Common Stock or any other class or series of stock over which the Series B Preferred Stock has any preference or priority as to voting, dividends or upon liquidation, dissolution or winding-up ("Junior Stock"); or (ix) redeem, repurchase, retire or otherwise acquire Common Stock or any other Junior Stock (other than by conversion into or exchange for shares of Junior Stock and other than any redemptions, repurchases or acquisitions made pursuant to and as required by the terms of any employee incentive or benefit plan of the Corporation as in effect from time to time).

     Section 4.  Mandatory Repurchase by the Corporation.
                 ----------------------------------------

             (a) On the twelfth anniversary of the Closing Date of the Securities Purchase Agreement, the Corporation shall purchase for cash from each holder of shares of Series B Preferred Stock the number of shares of the Series B Preferred Stock held by such holder on such twelfth anniversary. Repurchases made pursuant to this Section 4(a) shall be effected on such anniversary date (or such other day as the holder and the Corporation may agree) and shall be for the Conversion Value. The place of payment shall be at an office or agency fixed therefor by the Corporation or, if not fixed, at the principal executive office of the Corporation.

             (b) (i) On the date fixed for repurchase, each holder of shares of Series B Preferred Stock shall surrender the certificate representing such shares to the Corporation at the place designated in such notice and shall thereupon be entitled to receive payment in cash therefor provided in this
Section 4. Dividends with respect to the shares of Series B Preferred Stock so purchased shall cease to accrue after the date so purchased, such shares shall no longer be deemed outstanding after such date and the holders thereof shall cease to be stockholders of the Corporation and all rights whatsoever with respect to the shares so purchased shall terminate.

                 (ii) If the funds legally available for such purchase are not sufficient to purchase all the shares of Series B Preferred Stock tendered to the Corporation for purchase, the Corporation shall purchase the greatest number of whole shares for which such funds are so available on a pro rata basis among all tendering holders based on the ratio of the number of shares tendered by each of them to the aggregate amount of all shares so tendered, and the certificates representing the unpurchased shares shall be deemed not to be surrendered for repurchase, such unpurchased shares shall remain outstanding and the rights of the holders of shares of Series B Preferred Stock thereafter shall continue to be those of a holder of shares of the Series B Preferred Stock; provided, however, the Corporation shall thereafter be required to repurchase
--------  -------
all such remaining shares at the first date it has sufficient funds legally available for such purpose at the price it would have paid at the date such shares were actually tendered and the Corporation shall give notice as aforesaid to each holder whose shares were not repurchased for such reason and such holder shall thereafter have the right to elect to have such shares repurchased, such election to be made within 30 days of receipt of such notice. For purposes of this Section, the Corporation shall be deemed not to have sufficient funds legally available for any such purchase if the Board of Directors reasonably determines that immediately after such repurchase the Corporation would be insolvent. Upon the failure to purchase all of the Series B Preferred Stock as required by this Section 4, the Dividend Rate on any such stock that has not been purchased shall automatically, pursuant to Section 2(a), increase to twelve percent (12%). If any part of the Series B Preferred Stock has not been purchased pursuant to this Section 4 three (3) months after the twelfth anniversary of the Closing Date of the Securities Purchase Agreement, the Dividend Rate shall thereafter increase to fifteen percent (15%).

     Section 5.  Conversion  at Option of the Corporation.
                 -----------------------------------------

             (a) Securities Purchase Agreement (the "Third Anniversary"), so long as shares of Common Stock shall have traded on the Primary Exchange for at least thirty (30) of the forty-five (45) trading days immediately preceding the Determination Date (defined below), at a Closing Price in excess of the Hurdle Percentage of the Conversion Price then in effect for the Series B Preferred Stock for each such trading day, all, but not less than all, of the shares of Series B Preferred Stock may, at the option of the Corporation, be converted into shares of Common Stock. The Corporation shall send notice of mandatory conversion to each of the holders of the Series B Preferred Stock at such holder's address as it appears on the transfer books of the Corporation.

             (b) Subject to the provisions for adjustment set forth in Section 8, each share of Series B Preferred Stock shall be -- if the Corporation so elects as provided in Section 5(a) -- converted into a number of fully paid and nonassessable shares of Common Stock equal to the product obtained by multiplying the Applicable Conversion Rate by the number of shares of Series B Preferred Stock being converted. The Applicable Conversion Rate shall be the quotient obtained by dividing the Conversion Value on the date of conversion by the applicable Conversion Price.

     Section 6.  Reacquired Shares.
                 -----------------

     Any shares of Series B Preferred Stock converted, purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof, and, if necessary to provide for the lawful purchase of such shares, the capital represented by such shares shall be reduced in accordance with the General Corporation Law of the State of Delaware. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock, par value $1.00 per share, of the Corporation and may be reissued as part of another series of Preferred Stock, par value $1.00 per share, of the Corporation subject to the conditions or restrictions on authorizing, or creating or issuing any class or series, or any shares of any class or series, set forth in paragraph (b) of Section 3.

     Section 7.  Liquidation, Dissolution or Winding Up.
                 ---------------------------------------

     If the Corporation shall adopt a plan of liquidation or of dissolution, or commence a voluntary case under the Federal bankruptcy laws or any other applicable state or Federal bankruptcy, insolvency or similar law, or consent to the entry of an order for relief in any involuntary case under any such law or to the appointment of a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Corporation or of any substantial part of its property, or make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or if a decree or order for relief in respect of the Corporation shall be entered by a court having jurisdiction in the premises in an involuntary case under the Federal bankruptcy laws or any other applicable Federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order shall be unstayed and in effect for a period of ninety (90) consecutive days and on account of such event the Corporation shall liquidate, dissolve or wind up, or upon any other liquidation, dissolution or winding up of the Corporation, no distribution shall be made (i) to the holders of shares of Junior Stock, unless prior thereto, the holders of shares of Series B Preferred Stock shall have received in cash the Liquidation Preference, or (ii) to the holders of shares of Parity Stock, except distributions made ratably on the Series B Preferred Stock and all such Parity Stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up of the Corporation.

     Section 8.   Conversion.
                  ----------

     Each share of Series B Preferred Stock may, at the option of the holder thereof, be converted into shares of Common Stock at any time, whether or not the Corporation has given notice of exchange under Section 9, on the terms and conditions set forth in this Section 8. In addition:

             (a) Subject to the provisions for adjustment hereinafter set forth, each share of Series B Preferred Stock shall be convertible in the manner hereinafter set forth into a number of fully paid and nonassessable shares of Common Stock equal to the product obtained by multiplying the Applicable Conversion Rate by the number of shares of Series B Preferred Stock being converted. The Applicable Conversion Rate shall be the quotient obtained by dividing the Conversion Value on the date of conversion by the applicable Conversion Price.

             (b) The Conversion Price shall be subject to adjustment from time to time as follows:

                 (i) In case the Corporation shall at any time or from time to time after the original issuance of the Series B Preferred Stock declare a dividend, or make a distribution, on the outstanding shares of Common Stock in either case, in shares of Common Stock, or effect a subdivision, combination, consolidation or reclassification of the outstanding shares of Common Stock into a greater or lesser number of shares of Common Stock, then, and in each such case, the Conversion Price in effect immediately prior to such event or the record date therefor, whichever is earlier, shall be adjusted by multiplying the Conversion Price by a fraction, the numerator of which is the number of shares of Common Stock that were outstanding immediately prior to such event and the denominator of which is the number of shares of Common Stock outstanding immediately after such event. An adjustment made pursuant to this clause (i) shall become effective (x) in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of shares of Common Stock entitled to receive such dividend or distribution, or (y) in the case of any such subdivision, reclassification, consolidation or combination, at the close of business on the day upon which such corporate action becomes effective.

                 (ii)  In addition to the foregoing adjustments in subsections
(i), the Corporation will be permitted to make such reductions in the Conversion Price as it considers to be advisable in order that any event treated for Federal income tax purposes as a dividend of stock or stock rights will not be taxable to the holders of the shares of Common Stock.

                 (iii) In any case in which this Section 8 shall require that an adjustment (including by reason of the last sentence of subsection (i) above) be made immediately following a record date, the Corporation may elect to defer the effectiveness of such adjustment (but in no event until a date later than the effective time of the event giving rise to such adjustment), in which case the Corporation shall, with respect to any share of Series B Preferred Stock converted after such record date and on and before such adjustment shall have become effective
(x) defer paying any cash payment pursuant to Section 8(f) hereof or issuing to the holder of such shares of Series B Preferred Stock the number of shares of Common Stock and other capital stock of the Corporation (or other assets or securities) issuable upon such conversion in excess of the number of shares of Common Stock and other capital stock of the Corporation issuable thereupon only on the basis of the Conversion Price prior to adjustment, and (y) not later than five Business Days after such adjustment shall have become effective, pay to such holder the appropriate cash payment pursuant to Section 8(f) hereof and issue to such holder the additional shares of Common Stock and other capital stock of the Corporation issuable on such conversion.

                 (iv) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 0.1% of the Conversion Price; provided, that any adjustments which by reason of this subsection (iv) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 8 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

             (c) (i)   In case of any capital reorganization or reclassification
of outstanding shares of Common Stock (other than a reclassification covered by paragraph (b) (i) of this Section 8), or in case of any consolidation or merger of the Corporation with or into another corporation, or in case of any sale or conveyance to another corporation of the property of the Corporation as an entirety or substantially as an entirety (each of the foregoing being referred to as a "Transaction"), (x) if such Transaction occurs prior to the Third Anniversary and constitutes or leads to a Change in Control, each holder of Series B Preferred Stock shall then be entitled to the acceleration and immediate vesting of all dividends such holder would have accrued on and prior to the Third Anniversary, and (y) each share of Series B Preferred Stock then outstanding shall thereafter be convertible into, in lieu of the Common Stock issuable upon such conversion prior to the consummation of such Transaction, the kind and amount of shares of stock and other securities and property (including cash) receivable upon the consummation of such transaction by a holder of that number of shares of Common Stock into which one share of Series B Preferred Stock was convertible immediately prior to such Transaction (including, on a pro rata basis, the cash, securities or property received by holders of Common Stock in any tender or exchange offer that is a step in such Transaction). In any such case, if necessary, appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions set forth in this
Section 8 with respect to rights and interests thereafter of the holders of shares of Series B Preferred Stock to the end that the provisions set forth herein for the protection of the conversion rights of the Series B Preferred Stock shall thereafter be applicable, as nearly as reasonably may be, to any such other shares of stock and other securities and property deliverable upon conversion of the shares of Series B Preferred Stock remaining outstanding (with such adjustments in the conversion price and number of shares issuable upon conversion and such other adjustments in the provisions hereof as the Board of Directors shall determine to be appropriate). In case securities or property other than Common Stock shall be issuable or deliverable upon conversion as aforesaid, then all references in this Section 8 shall be deemed to apply, so far as appropriate and as nearly as may be, to such other securities or property.

                 (ii) Notwithstanding anything contained herein to the contrary, the Corporation will not effect any Transaction unless, prior to the consummation thereof, the Surviving Person (as defined in Section 14) thereof shall assume, by written instrument mailed to each record holder of shares of Series B Preferred Stock, at such holder's address as it appears on the transfer books of the Corporation, the obligation to deliver to such holder such cash and such securities to which, in accordance with the foregoing provisions, such holder is entitled. Nothing contained in this paragraph (c) shall limit the rights of holders of the Series B Preferred Stock to convert the Series B Preferred Stock in connection with the Transaction.

             (d) The holder of any shares of Series B Preferred Stock may exercise its right to convert such shares into shares of Common Stock by surrendering for such purpose to the Corporation, at its principal office or at such other office or agency maintained by the Corporation for that purpose, a certificate or certificates representing the shares of Series B Preferred Stock to be converted duly endorsed to the Corporation in blank accompanied by a written notice stating that such holder elects to convert all or a specified whole number of such shares in accordance with the provisions of this Section 8. The Corporation will pay any and all issue and other taxes (other than taxes based on income) that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of Series B Preferred Stock pursuant hereto. As promptly as practicable, and in any event within three Business Days after the surrender of such certificate or certificates and the receipt of such notice relating thereto and, if applicable, payment of all transfer taxes (or the demonstration to the satisfaction of the Corporation that such taxes have been paid), the Corporation shall deliver or cause to be delivered (i) certificates registered in the name of such holder representing the number of validly issued, fully paid and nonassessable full shares of Common Stock to which the holder of shares of Series B Preferred Stock so converted shall be entitled and (ii) if less than the full number of shares of Series B Preferred Stock evidenced by the surrendered certificate or certificates are being converted, a new certificate or certificates, of like tenor, for the number of shares evidenced by such surrendered certificate or certificates less the number of shares converted. Such conversion shall be deemed to have been made at the close of business on the date of receipt of such notice and of such surrender of the certificate or certificates representing the shares of Series B Preferred Stock to be converted so that the rights of the holder thereof as to the shares being converted shall cease except for the right to receive shares of Common Stock and any declared but unpaid dividends in accordance herewith, and the person entitled to receive the shares of Common Stock shall be treated for all purposes as having become the record holder of such shares of Common Stock at such time.

             (e) Notwithstanding any other provisions of this Certificate of Designation, shares of Series B Preferred Stock may be converted at any time and, if subject to exchange, up to the close of business on the last Business Day immediately preceding the date fixed for such exchange of such shares.

             (f) In connection with the conversion of any shares of Series B Preferred Stock, no fractions of shares of Common Stock shall be issued, but in lieu thereof the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to such fractional interest multiplied by the Current Market Price per share of Common Stock on the day on which such shares of Series B Preferred Stock are deemed to have been converted.

             (g) In case at any time or from time to time the Corporation shall pay any dividend or make any other distribution to the holders of its Common Stock, or shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or any other right, or there shall be any capital reorganization or reclassification of the Common Stock of the Corporation or consolidation or merger of the Corporation with or into another corporation, or any sale or conveyance to another corporation of the property of the Corporation as an entirety or substantially as an entirety, or there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation, then, in any one or more of said cases the Corporation shall give at least twenty (20) days' prior written notice (the time of mailing of such notice shall be deemed to be the time of giving thereof) to the registered holders of the Series B Preferred Stock at the addresses of each as shown on the books of the Corporation of the date on which (i) the books of the corporation shall close or a record shall be taken for such stock dividend, distribution or subscription rights or (ii) such reorganization, reclassification, consolidation, merger, sale or conveyance, dissolution, liquidation or winding up shall take place, as the case may be, provided that in the case of any Transaction to which paragraph (c) applies the Corporation shall give at least thirty (30) days' prior written notice as aforesaid. Such notice shall also specify the date as of which the holders of the Common Stock and of the Series B Preferred Stock of record shall participate in said dividend, distribution or subscription rights or shall be entitled to exchange their Common Stock or Series B Preferred Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale or conveyance, or participate in such dissolution, liquidation or winding up, as the case may be.

             (h) Whenever the number of shares of Common Stock into which each share of Series B Preferred Stock is convertible (or the number of votes to which each share of Series B Preferred Stock is entitled) is adjusted as provided in Section 8 hereof, the Corporation shall promptly mail to the holders of record of the outstanding shares of Series B Preferred Stock at their respective addresses as the same shall appear in the Corporation's stock records a notice stating that the number of shares of Common Stock into which the shares of Series B Preferred Stock are convertible has been adjusted and setting forth the new number of shares of Common Stock (or describing the new stock, securities, cash or other property) into which each share of Series B Preferred Stock is convertible, as a result of such adjustment, a brief statement of the facts requiring such adjustment and the computation thereof, and when such adjustment became effective.

     Section 9.  Exchange at the Option of the Corporation.
                 ------------------------------------------

             (a) The Corporation may, at its option, exchange the Series B Preferred Stock, in whole but not in part, at any time, for Exchange Debentures; provided, however, that (i) on the date of such exchange there are no
--------  -------
accumulated and unpaid dividends on the Series B Preferred Stock (including the dividend payable on such date) that are not paid contemporaneously with such exchange or other contractual impediments to such exchange; (ii) such exchange is permitted under applicable law; and (iii) the Corporation shall have delivered to the Trustee under the Exchange Indenture, an opinion of counsel with respect to the due authorization and issuance of the Exchange Debentures.

             (b) Upon any exchange of Series B Preferred Stock for Exchange Debentures pursuant to this Section 9, each Holder of Series B Preferred Stock will be entitled to receive, subject to the second succeeding sentence, $1.00 principal amount of Exchange Debentures for each $1.00 of Conversion Value of Series B Preferred Stock so exchanged. The Exchange Debentures will be issued in registered form without coupons. Exchange Debentures issued in exchange for Preferred Stock will be issued in principal amounts of $1,000 and integral multiples thereof to the extent possible, and will also be issued in principal amounts less than $1,000 so that each Holder of Series Preferred Stock will receive certificates representing the entire amount of Exchange Debentures to which such Holder's shares of Preferred Stock entitle such Holder; provided,
                                                                   --------
however, that the Corporation may pay cash in lieu of issuing a Exchange
-------
Debenture in a principal amount less than $1,000.

             (c) The Corporation will send a written notice of exchange (the "Exchange Notice") by first-class mail to each Holder of record of shares of Series B Preferred Stock not fewer than thirty (30), nor more than sixty (60), days before the date fixed for any exchange (the "Exchange Date") at its registered address and notice, if mailed in the manner herein provided, shall conclusively be presumed to have been given, whether or not the Holder receives such notice; provided, however, that no failure to give such notice nor any
             --------  -------
deficiency therein shall affect the validity of the procedure for the exchange of any shares of Series B Preferred Stock to be exchanged except as to the Holder or Holders to whom the Corporation has failed to give said notice or except as to the Holder or Holders whose notice was defective. The Exchange Notice shall state: (1) the Exchange Date; (2) that the Holder is to surrender to the Corporation, in the manner and at the place or places designated, his certificate or certificates representing the shares of Preferred Stock to be exchanged; (3) that dividends on the shares of Series B Preferred Stock to be exchanged shall cease to accrue on such Exchange Date whether or not certificates representing shares of Series B Preferred Stock are surrendered for exchange on such Exchange Date unless the Corporation shall default in the delivery of the Exchange Debentures to Holders of the Preferred Stock who have duly surrendered their certificates for exchange in accordance with Section 9(c) on or before the Exchange Date; and (4) that interest on the Exchange Debentures shall accrue from the Exchange Date whether or not certificates for shares of Series B Preferred Stock are surrendered for exchange on such Exchange Date.

             (d) On and after the Exchange Date, dividends will cease to accrue on the outstanding shares of Series B Preferred Stock, and all rights of the Holders of Series B Preferred Stock (except the right to receive the Exchange Debentures or an amount in cash, to the extent applicable, equal to the accumulated and unpaid dividends to the Exchange Date and, if the Corporation so elects, cash in lieu of any Exchange Debenture that is in a principal amount that is not an integral multiple of $1,000) will terminate. From and after the Exchange Date, the person entitled to receive the Exchange Debentures issuable upon such exchange will be treated for all purposes as the registered holder of such Exchange Debentures.

             (e) On or before the Exchange Date, each Holder of Series B Preferred Stock shall surrender the certificate or certificates representing such shares of Preferred Stock, in the manner and at the place designated in the Exchange Notice. Upon surrender in accordance with the Exchange Notice of the certificates representing any shares of Series B Preferred Stock so exchanged, duly endorsed (or otherwise in proper form for transfer, as determined by the Company), such shares shall be exchanged by the Company for Exchange Debentures in accordance with Section 9(b). The Corporation shall pay interest on the Exchange Debentures at the rate and on the dates specified therein from the Exchange Date.

             (f) Notwithstanding the foregoing provisions of this Section 9, the Corporation shall not be entitled to exchange the Series B Preferred Stock for Exchange Debentures if such exchange, or any term or provision of the Exchange Indenture or the Exchange Debentures, or the performance of the Company's obligations under this Certificate of Designation, the Preferred Stock, the Exchange Indenture or the Exchange Debentures, shall violate or conflict with any applicable law or agreement or instrument then binding on the Company or if, at the time of such exchange, the Company is insolvent or would be rendered insolvent by such exchange.

             (g) Notwithstanding the foregoing, if notice of exchange has been given pursuant to this Section 9 and any holder of shares of Preferred Stock shall, prior to the close of business on the Exchange Date, give written notice to the Corporation pursuant to Section 8 of the conversion of any or all of the shares held by the holder (accompanied by a certificate or certificates for such shares, duly endorsed or assigned to the Corporation), then the exchange shall not become effective as to the shares to be converted and the conversion shall become effective as provided in Section 8.

             (h) Prior to the Exchange Date, the Corporation will comply with any applicable securities and blue sky laws with respect to the exchange of the Series B Preferred Stock for the Debentures.

     Section 10.  Rank.
                  -----

     The Series B Preferred Stock shall rank, with respect to dividend rights and rights upon liquidation, winding up and dissolution, prior to all classes and series of the Corporation's preferred stock authorized or outstanding on the date of initial issuance of the Series B Preferred Stock and prior to all classes of Common Stock.

     Section 11.  Other Covenants.
                  ----------------

             (a)  Reservation of Shares; Transfer Taxes; Etc.
                  ------------------------------------------

                  (i) The Corporation shall at all times reserve and keep available, out of its authorized and unissued stock, solely for the purpose of effecting the conversion of the Series B Preferred Stock, such number of shares of its Common Stock or Common Stock free of preemptive rights as shall from time to time be sufficient to effect the conversion of all shares of Series B Preferred Stock from time to time outstanding. The Corporation shall from time to time, in accordance with the laws of the State of Delaware, increase the number of authorized shares of Common Stock if at any time the number of shares of authorized and unissued Common Stock shall not be sufficient to permit the conversion of all the then outstanding shares of Series B Preferred Stock.

                  (ii) If any shares of Common Stock required to be reserved for purposes of conversion of the Series B Preferred Stock hereunder require registration with or approval of any governmental authority under any Federal or State law before such shares may be issued upon conversion, the Corporation will in good faith and as expeditiously as possible endeavor to cause such shares to be duly registered or approved, as the case may be. If the Common Stock is listed on the New York Stock Exchange or any other national securities exchange or national quotation service, the Corporation will list and keep listed on such exchange, upon official notice of issuance, all shares of Common Stock issuable upon conversion of the shares of Series B Preferred Stock.

                  (iii) The Corporation shall pay any and all issue or other taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion or exchange of the Series B Preferred Stock. The Corporation shall not, however, be required to pay any income tax or tax which may be payable in respect of any transfer involved in the issue or delivery of Common Stock (or other securities or assets) in a name other than that in which the shares of Series B Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

             (b)  Prior Notice of Certain Events. In case:
                  ------------------------------

                  (i) the Corporation shall authorize the granting to all holders of Common Stock of rights or warrants to subscribe for or purchase any shares of stock of any class or of any other rights or warrants; or

                  (ii) of any reclassification of Common Stock (other than a subdivision or combination of the outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation or merger to which the Corporation is a party and for which approval of any stockholders of the Corporation shall be required, or of the sale or transfer of all or substantially all of the assets of the Corporation or of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or other property; or

                  (iii) of the voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

                  (iv) then the Corporation shall cause to be filed with the transfer agent for the Series B Preferred Stock, and shall cause to be mailed to the holders of record of the Series B Preferred Stock, at their last addresses as they shall appear upon the stock transfer books of the Corporation, at least fifteen days prior to the applicable record date hereinafter specified, a notice stating, as the case may be, (x) the record date (if any) for the purpose of such dividend, distribution, redemption, repurchase or granting of rights or warrants or, if no record date is to be set, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up is expected to become effective, and the date, if any, as of which it is expected that holders of shares of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up (but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the corporate action required to be specified in such notice).

     Section 12.  Remedies.
                  ---------

             (a) The Corporation stipulates that the remedies at law of each holder of Series B Preferred Stock in the event of any Triggering Event or threatened Triggering Event or otherwise or other failure in the performance of or compliance with any of the terms hereof are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise without requiring any holder to post a bond or other security except to the extent required by applicable law.

             (b) Any holder of Series B Preferred Stock shall be entitled to recover from the Corporation the reasonable attorneys' fees and expenses incurred by such holder in connection with any Triggering Event or enforcement by such holder of any obligation of the Corporation hereunder.

             (c) No failure or delay on the part of any holder of Series B Preferred Stock in exercising any right, power or remedy hereunder or under applicable law or otherwise shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder or thereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law or otherwise.

     Section 13.  Severability of Provisions.
                  ---------------------------

     Whenever possible, each provision hereof shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision hereof is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions hereof. If a court of competent jurisdiction should determine that a provision hereof would be valid or enforceable if a period of time were extended or shortened or a particular percentage were increased or decreased, then such court may make such change as shall be necessary to render the provision in question effective and valid under applicable law.

     Section 14.  Definitions.
                  ------------

     For the purposes of the Certificate of Designation of Series B Exchangeable Convertible Preferred Stock which embodies this resolution:

             (a) "Acceleration Amount" per share of Series B Preferred Stock shall mean, as of the date of conversion or exchange of the Series B Preferred Stock under Section 5, 8 or 9 hereof, or the date of any payments on the Series B Preferred Stock under Section 7 hereof, or as of any other date on which it is necessary to determine the number of shares of Common Stock into which a share of Series B Preferred Stock is then convertible: (i) following a Change in Control and prior to the Third Anniversary, an amount calculated to provide the holder of a share of Series B Preferred Stock, as of such date, with a gross amount of accretion calculated at the rate of eight percent (8%) on $2,170.00 per share of Series B Preferred Stock, compounded quarterly, from the date of conversion or exchange of the Series B Preferred Stock under Section 5, 8 or 9 hereof, or the date of any payments on the Series B Preferred Stock under
Section 7 hereof, or the date of any other determination, as the case may be, to and including the Third Anniversary, or (ii) other than as specified in clause
(i), zero.

             (b) "Accrued Dividends" to a particular date (the "Applicable Date") shall mean (i) all dividends accrued but not paid on the Series B Preferred Stock pursuant to paragraph (a) of Section 2, whether or not declared, accrued to the Applicable Date, plus (ii) all dividends or distributions payable pursuant to paragraph (b) of Section 2 for which the Covered Distribution was declared, ordered, paid or made on or prior to the Applicable Date.

             (c) "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated by the Securities and Exchange Commission under the Exchange Act.

             (d) "Business Day" shall mean any day other than a Saturday, Sunday, or a day on which commercial banks in the City of New York are authorized or obligated by law or executive order to close.

             (e) "Capital Stock" shall mean (i) in the case of a corporation, corporate stock, (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (iii) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited) and (iv) any other interest or participation that confers on a person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing person.

             (f)  "Change in Control" shall mean any of the following:

                  (i) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), other than the Corporation, or any of its Subsidiaries, or any employee benefit plan or related trust of the Corporation or any of its Subsidiaries or any Excluded Person or Excluded Group (an "Acquiring Person"), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors; or

                  (ii) the approval by the stockholders of the Corporation, other than any Excluded Person or Excluded Group, of a reorganization, merger or consolidation, in each case, with respect to which all or substantially all of the individuals and entities who were the respective beneficial owners of the voting securities of the Corporation immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the Corporation resulting from such reorganization, merger or consolidation; or

                  (iii) the sale or other disposition of all or any substantial part of the assets of the Corporation, other than to any Excluded Person or Excluded Group, in one transaction or series of related transactions;

provided that the occurrence of any event identified in subparagraphs (i) through (iii) above that would otherwise be treated as a Change in Control shall not constitute a Change in Control hereunder if (x) the Board of Directors of the Corporation, by vote duly taken, and (y) the Requisite Holders of Series B Preferred Stock, by written consent, shall so determine.

             (g) "Closing Price" per share of Common Stock on any date shall mean the last sale price, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, in either case as reported on the Nasdaq National Market or in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or American Stock Exchange, as the case may be, or, if the Common Stock is listed or admitted to trading on the New York Stock Exchange or American Stock Exchange, or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the last quoted sale price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System ("NASDAQ") or such other system then in use, or, if on any such date the Common Stock is not quoted by any such organization, the average of the Closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board of Directors and reasonably acceptable to the Requisite Holders.

             (h) "Conversion Price" shall mean initially $21.70 per share, as adjusted from time to time in accordance with Section 8.

             (i) "Conversion Value" per share of Series B Preferred Stock shall mean an amount equal to the sum of (x) $2,170.00, (y) all Accrued Dividends thereon to the date of conversion and (z) the Acceleration Amount.

             (j) "Current Market Price" per share of Common Stock on any date shall mean the average of the Closing Prices of a share of Common Stock for the twenty (20) consecutive Trading Days ending on the date in question. If on any such Trading Day the Common Stock is not quoted by any organization referred to in the definition of Closing Price, the fair value of the Common Stock on such day, as reasonably determined in good faith by the Board of Directors of the Corporation, shall be used.

             (k) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

             (l) "Exchange Debenture" shall mean the Subordinated Exchange Debentures of the Corporation, issuable in exchange for the Series B Preferred Stock.

             (m) "Excluded Group" shall mean a "group" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) that includes one or more Excluded Persons; provided that the voting securities of the Corporation "beneficially owned" (as such term is used in Rule 13d-3 promulgated under the Exchange Act) by such Excluded Persons represents a majority of the voting securities "beneficially owned" (as such term is used in Rule 13d-3 promulgated under the Exchange Act) by such group.

             (n) "Excluded Person" shall mean each of RCBA Strategic Partners, L.P., Richard C. Blum & Associates, L.P. and any affiliate (as defined in the Exchange Act) of any of the foregoing.

             (o)  "Hurdle Percentage" shall mean 135%.

             (p) "Liquidation Preference" shall mean an amount per share of Series B Preferred Stock equal to the greater of (i) the Conversion Value or
(ii) in the event of any liquidation or winding up of the Corporation, the amount the holders of the Series B Preferred Stock would have received had they converted into Common Stock immediately prior to such liquidation or winding up and, if such liquidation or winding up occurs prior to the Third Anniversary of the Closing Date of the Securities Purchase Agreement, the amount such holders would have received had they received the additional dividends that would have been paid from the date of liquidation or winding up through such Third Anniversary, and such additional shares were also converted into Common Stock immediately prior to such liquidation or winding up.

             (q) "Person" shall mean an individual, partnership, corporation, limited liability company or partnership, unincorporated organization, trust or joint venture, or a governmental agency or political subdivision thereof, or other entity of any kind.

             (r) "Requisite Holders" shall mean the holders of sixty-seven percent (67%) of the then-outstanding shares of Series B Preferred Stock.

             (s) "Securities Purchase Agreement" shall mean that certain agreement dated as of May 5, 1999 by and among the Corporation and certain purchasers of the Series B Preferred Stock party thereto.

             (t) "Subsidiary" of any Person shall mean any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

             (u) "Surviving Person" shall mean the continuing or surviving Person of a merger, consolidation or other corporate combination, the Person receiving a transfer of all or a substantial part of the properties and assets of the Corporation, or the Person consolidating with or merging into the Corporation in a merger, consolidation or other corporate combination in which the Corporation is the continuing or surviving Person, but in connection with which the Series B Preferred Stock or Common Stock of the Corporation is exchanged, converted or reinstated into the securities of any other Person or cash or any other property; provided, however,
                                                              --------  -------
if such Surviving Person is a direct or indirect Subsidiary of a Person, the parent entity also shall be deemed to be a Surviving Person.

             (v) "Trading Day" shall mean a day on which the principal national securities exchange on which the Common Stock is quoted, listed or admitted to trading is open for the transaction of business or, if the Common Stock is not quoted, listed or admitted to trading on any national securities exchange (including the Nasdaq Stock Market), any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

             (w) "Triggering Event" shall mean any one or more of the following:

                  (i) The Corporation shall fail to redeem any part or all of the Series B Preferred Stock in accordance with Section 4.

                  (ii) The Corporation shall fail to pay any dividend on any Series B Preferred Stock on any dividend payment date in accordance with Section 2 for any reason, including but not limited to, that such payment is prohibited by applicable law or the Board of Directors elect not to pay such dividend, or shall otherwise violate any term of Section 2 and such failure shall not be cured within a period of 30 days after such dividend payment date or violation (which cure shall be effected in a manner ensuring the holders the same yield as if such violation had not occurred).

                  (iii) The Corporation shall enter into any transaction or take any action required to be approved by any holders of Series B Preferred Stock without obtaining the requisite approval of the holders of the Series B Preferred Stock.

                  (iv) The Corporation shall (A) fail for any reason to issue Common Stock as required under Section 8 upon the request of any holder of Series B Preferred Stock; or (B) so long as any shares of the Series B Preferred Stock are outstanding, fail to make any anti-dilution adjustment thereunder, and, in each case, such failure to issue Common Stock or to make such adjustment shall continue for 30 days after notice.

                  (v) The Corporation shall adopt a plan of liquidation or of dissolution, or commence a voluntary case under the Federal bankruptcy laws or any other applicable state or Federal bankruptcy, insolvency or similar law, or consent to the entry of an order for relief in any involuntary case under any such law or to the appointment of a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Corporation or of any substantial part of its property, or make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or if a decree or order for relief in respect of the Corporation shall be entered by a court having jurisdiction in the premises in an involuntary case under the Federal bankruptcy laws or any other applicable Federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or ordering the winding up or liquidation of its affairs.

             (x) "Voting Stock" shall mean the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation of Series B Exchangeable Convertible Preferred Stock to be duly executed by its President and attested to by its Secretary and has caused its corporate seal to be affixed hereto, this 9th day of June, 1999.


                                    URS CORPORATION



                                    By: /s/ Kent P. Ainsworth
                                        ---------------------
                                        Kent P. Ainsworth

                                URS CORPORATION

                     PROXY SOLICITED BY BOARD OF DIRECTORS
                    FOR THE SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON OCTOBER 12, 1999

     The undersigned hereby appoints KENT P. AINSWORTH and CAROL
BRUMMERSTEDT, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of URS Corporation that the undersigned may be entitled to vote at the Special Meeting of Stockholders of URS Corporation to be held on Tuesday, October 12, 1999, at 8:00 a.m. local time, at the offices of Cooley Godward LLP, One Maritime Plaza, 20th Floor, San Francisco, California 94111, and at any and all continuations and adjournments of that meeting, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

UNLESS YOU INDICATE OTHERWISE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS.

               WE RECOMMEND A VOTE FOR PROPOSALS 1, 2, 3 AND 4.

Proposal 1:    To consider approval of an amendment to our Certificate of
               Incorporation to increase the authorized number of shares of common stock from 20,000,000 shares to 50,000,000 shares and to increase the authorized number of shares of preferred stock from 1,000,000 shares to 3,000,000 shares.

               [_]  FOR              [_]   AGAINST              [_]  ABSTAIN

Proposal 2:    To consider approval of an amendment to and restatement of our
               Employee Stock Purchase Plan.

               [_]  FOR              [_]   AGAINST              [_]  ABSTAIN

Proposal 3:    To consider approval of our 1999 Equity Incentive Plan.

               [_]  FOR              [_]   AGAINST              [_]  ABSTAIN

Proposal 4:    To consider approval of the issuance of Series B Exchangeable
               Convertible Preferred Stock to RCBA Strategic Partners, L.P.
               ("RCBA Strategic Partners") in exchange for the shares of Series
               A and Series C Preferred Stock issued to RCBA Strategic Partners in connection with our acquisition of Dames & Moore Group.

               [_]  FOR              [_]   AGAINST              [_]  ABSTAIN


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

                                                         Dated:                                    , 1999
                                                               ------------------------------------

                                                         ---------------------------------------------------------------------------

                                                         ---------------------------------------------------------------------------
                                                                                         Signature(s)

                                                         Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.

PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE THAT IS POSTAGE PREPAID IF MAILED IN THE
UNITED STATES.